UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed	by the Registrant ☒

Filed	by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Aegerion Pharmaceuticals, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person Filing Proxy Statement, if Other than Registrant)

Payment of filing fee (Check the appropriate box):

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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April 22, 2011

Dear Stockholder:

We are pleased to invite you to attend our 2011 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Wednesday, June 1, 2011 at 9:00 a.m. Eastern Daylight Time at One Main Street, East Arcade Conference Center, Cambridge, Massachusetts 02142.

Enclosed are the following:

•	Our Notice of Annual Meeting of Stockholders and proxy statement for 2011;

•	Our Annual Report on Form 10-K for our fiscal year ended December 31, 2010 (the “Annual Report”); and

•	A proxy card with a return envelope to record your vote.

The Notice of our Annual Meeting of Stockholders, lists the matters to be considered at the Annual Meeting, and the proxy statement describes the matters listed in the Notice. This year, we are mailing printed copies of our proxy materials, including our Annual Report, to stockholders who held shares in their own names as of April 11, 2011, or stockholders of record, and instead of mailing a printed copy of our proxy materials to stockholders who held shares that were not registered in their own name, but rather registered in the name of a bank or broker as of April 11, 2011, or stockholders who hold shares in “street name”, we have decided to provide access to these materials in a fast and efficient manner via the Internet. This reduces the amount of paper necessary to produce these materials, as well as the costs associated with mailing these materials to all stockholders. Accordingly, on April 22, 2011, we will begin mailing a Notice Regarding Internet Availability of Proxy Materials, or the Proxy Notice, to all stockholders who held shares in “street name” as of April 11, 2011, and have posted our proxy materials on the website referenced in the Proxy Notice (www.proxyvote.com). As more fully described in the Proxy Notice, stockholders who held shares in “street name” as of April 11, 2011, may choose to access our proxy materials on the website referred to in the Proxy Notice or may request to receive a printed set of our proxy materials. In addition, the Proxy Notice and website provide information regarding how you may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

Your vote at the Annual Meeting is important. Whether or not you plan to attend the Annual Meeting, we ask that you vote as soon as possible. If you are a stockholder of record, you may vote over the Internet or by telephone. As a stockholder holding shares in your name, since you received a printed coy of the proxy materials by mail, you may mark, date, sign, and mail the proxy card in the envelope provided. You will find voting instructions in the proxy statement and on the proxy card. If your shares are held in “street name” you will receive instructions from the holder of record, the broker or other nominee, that you must follow for your shares to be voted. If you attend the Annual Meeting, you may vote your shares in person even though you have previously voted by proxy if you follow the instructions in the proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the Annual Meeting, whether or not you can attend in person.

Sincerely,

/s/ Marc D. Beer

Marc D. Beer

Chief Executive Officer

April 22, 2011

NOTICE OF 2011 ANNUAL MEETING OF STOCKHOLDERS

To our Stockholders:

The 2011 Annual Meeting of Stockholders of Aegerion Pharmaceuticals, Inc. (the “Annual Meeting”) will be held at One Main Street, East Arcade Conference Center, Cambridge, Massachusetts 02142, on Wednesday, June 1, 2011 at 9:00 a.m. Eastern Daylight Time for the following purposes:

1.	Elect two Class I directors as nominated by the Board of Directors each to serve a three-year term expiring at the 2014 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified.

2.	Approve, in an advisory (non-binding) vote, Aegerion Pharmaceuticals, Inc.’s executive compensation as disclosed in the accompanying proxy statement.

3.	Approve an advisory (non-binding) proposal to determine whether the stockholder vote to approve executive compensation (Item 2 above) should occur every one, two or three years.

4.	Ratify the appointment of Ernst & Young LLP as Aegerion Pharmaceuticals, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

5.	Ratify Aegerion Pharmaceutical, Inc.’s 2010 Stock Option and Incentive Plan.

6.	To transact such other business as may properly come before the meeting or any adjournment thereof.

These items of business are more fully described in the proxy statement accompanying this notice.

The record date for the Annual Meeting is April 11, 2011. Only stockholders of record of Aegerion Pharmaceuticals, Inc.’s Common Stock at the close of business on April 11, 2011 are entitled to notice of the Annual Meeting and to vote at the Annual Meeting.

This year, we are mailing printed copies of our proxy materials, including our Annual Report, to stockholders who held shares in their own names as of April 11, 2011, or stockholders of record, and instead of mailing a printed copy of our proxy materials to stockholders who held shares that were not registered in their own name, but rather registered in the name of a bank or broker as of April 11, 2011, or stockholders who hold shares in “street name”, we have decided to provide access to these materials in a fast and efficient manner via the Internet. This reduces the amount of paper necessary to produce these materials, as well as the costs associated with mailing these materials to all stockholders. Accordingly, on April 22, 2011, we will begin mailing a Notice Regarding Internet Availability of Proxy Materials, or the Proxy Notice, to all stockholders who held shares in “street name” as of April 11, 2011, and have posted our proxy materials on the website referenced in the Proxy Notice (www.proxyvote.com). As more fully described in the Proxy Notice, stockholders who held shares in “street name” as of April 11, 2011, may choose to access our proxy materials on the website referred to in the Proxy Notice or may request to receive a printed set of our proxy materials. In addition, the Proxy Notice and website provide information regarding how you may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON AND REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS VERY IMPORTANT. PLEASE VOTE YOUR PROXY AS PROMPTLY AS POSSIBLE, BY TELEPHONE, BY ACCESSING THE INTERNET SITE AND FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD OR BY REQUESTING A PRINTED COPY OF THE PROXY MATERIALS AND MARKING, DATING, SIGNING AND RETURNING THE PROXY CARD. IF YOU DO ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY IF YOU SO DESIRE. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE, BUT AFTER COMMENCEMENT OF THE ANNUAL MEETING, THE PROXY MAY BE REVOKED ONLY IN ACCORDANCE WITH THE ORDER OF BUSINESS ADOPTED FOR THE MEETING.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Christine A. Pellizzari

Christine A. Pellizzari

Executive Vice President, General Counsel and Secretary

Dated: April 22, 2011

2

AEGERION PHARMACEUTICALS, INC.

101 Main Street

Cambridge, Massachusetts 02142

www.aegerion.com

PROXY STATEMENT—2011 ANNUAL MEETING OF STOCKHOLDERS

This proxy statement contains information about the 2011 Annual Meeting of Stockholders (the “Annual Meeting”) of Aegerion Pharmaceuticals, Inc., a Delaware corporation, including any postponements or adjournments of the Annual Meeting. The Annual Meeting will be held at One Main Street, East Arcade Conference Center, Cambridge, Massachusetts 02142, on Wednesday, June 1, 2011, at 9:00 a.m., Eastern Daylight Time. In this proxy statement, we sometimes refer to Aegerion Pharmaceuticals, Inc. as “Aegerion,” the “Company,” “we,” “us,” or “our.”

We are sending you this proxy statement and related materials in connection with the solicitation of proxies by our Board of Directors, or the Board.

This year, we are mailing printed copies of our proxy materials, including our Annual Report on Form 10-K for the year ended December 31, 2010 (the “Annual Report”), to stockholders who held shares in their own names as of April 11, 2011, or stockholders of record, and instead of mailing a printed copy of our proxy materials to stockholders who held shares that were not registered in their own name, but rather registered in the name of a bank or broker as of April 11, 2011, or stockholders who hold shares in “street name”, we have decided to provide access to these materials in a fast and efficient manner via the Internet. This reduces the amount of paper necessary to produce these materials, as well as the costs associated with mailing these materials to all stockholders. Accordingly, on April 22, 2011, we will begin mailing a Notice Regarding Internet Availability of Proxy Materials, or the Proxy Notice, to all stockholders who held shares in “street name” as of April 11, 2011, and have posted our proxy materials on the website referenced in the Proxy Notice (www.proxyvote.com). As more fully described in the Proxy Notice, stockholders may choose to access our proxy materials on the website referred to in the Proxy Notice or may request to receive a printed set of our proxy materials by either writing to our Investor Relations Department, Aegerion Pharmaceuticals, Inc., 101 Main Street, Cambridge, Massachusetts 02142, or e-mailing Investor Relations at investorrelations@aegerion.com.

Our Annual Report is available through the SEC’s electronic data system called EDGAR at www.sec.gov, through the Investor Relations section of our website at www.aegerion.com, or for stockholders who held shares in “street name” as of April 11, 2011, on the website referenced in the Proxy Notice (www.proxyvote.com). To request a printed copy of our Annual Report, which we will provide to you without charge, either write to our Investor Relations Department, Aegerion Pharmaceuticals, Inc., 101 Main Street, Cambridge, Massachusetts 02142, or e-mail Investor Relations at investorrelations@aegerion.com.

This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read it carefully.

For more information about this solicitation and voting, please see the Questions and Answers section below.

QUESTIONS AND ANSWERS

Who Can Vote?

Only stockholders of record at the close of business on April 11, 2011, are entitled to vote at the Annual Meeting. On this record date, there were 17,614,543 shares of our common stock (“Common Stock”) issued and outstanding and entitled to vote. Each share of Common Stock is entitled to one vote. Accordingly, there are an aggregate of 17,614,543 votes entitled to be cast at the Annual Meeting.

Stockholder of Record: Shares Registered in Your Name

If on April 11, 2011, your shares were registered directly in your name with our transfer agent, Registrar and Transfer Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you attend the Annual Meeting, we urge you to fill out and return the enclosed proxy card or follow the instructions on the proxy card to submit your vote by telephone or Internet to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If, on April 11, 2011, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. A number of brokers and banks enable beneficial owners to give voting instructions via telephone or the Internet. Please refer to the voting instructions provided by your bank or broker. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you provide a valid proxy from your broker, bank or other custodian.

What Proposals Will Be Presented at the Annual Meeting and What Are the Voting Recommendations of the Board of Directors?

The proposals that will be presented at the Annual Meeting and our Board of Director’s voting recommendations are set forth in the table below:

Proposal	Board’s Voting Recommendation

(1) Elect two Class I directors as nominated by our Board of Directors each to serve a three-year term expiring at the 2014 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified

For all nominees
(2) Approve through an advisory (non-binding) vote of our executive compensation as disclosed in this proxy statement	For the advisory vote on executive compensation
(3) Approve an advisory (non-binding) proposal to determine whether the stockholder vote to approve executive compensation (Item 2 above) should occur every one, two or three years	Three years
(4) Ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2011	For ratification
(5) Ratify our 2010 Stock Option and Incentive Plan	For ratification

We will also consider any other business that properly comes before the Annual Meeting. We are not currently aware of any other matters that are to be submitted for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, one of the persons named in the enclosed proxy card will vote the shares he represents using his best judgment.

How Do I Vote?

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. Voting by proxy will not affect your right to attend the Annual Meeting.

Stockholder of Record

If your shares are registered directly in your name, you may vote:

•

By mail. Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors.

•

In person at the Annual Meeting. If you attend the Annual Meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the Annual Meeting.

•

By telephone. You may vote over the telephone by calling toll-free 1-866-874-4876 in the United States or 1-215-521-1349 from outside the United States and follow the recorded instructions. Please have your proxy card available when you call. Your vote must be received by 3:00 a.m. Eastern Daylight Time on June 1, 2011 to be counted.

•

Over the Internet. You may vote via the Internet by going to https://www.proxyvotenow.com/aegr and follow the on-screen instructions. Please have your proxy card available when you access the webpage. Your vote must be received by 3:00 a.m. Eastern Daylight Time on June 1, 2011 to be counted.

Beneficial Owner

If your shares are held in “street name” (held in the name of a bank, broker or other nominee), you must provide the bank, broker or other nominee with instructions on how to vote your shares and can do so as follows:

•	By mail. You will receive instructions from your broker or other nominee explaining how to vote your shares.

•

In person at the Annual Meeting. Contact the broker or other nominee who holds your shares to obtain a broker’s proxy card and bring it with you to the Annual Meeting. You will not be able to vote at the Annual Meeting unless you have a proxy card from your broker.

•	Over the Internet or by Telephone. You will receive instructions from your broker or other nominee if you are permitted to vote over the Internet or by telephone.

How Many Votes Do I have?

Each share of Common Stock that you own as of April 11, 2011, entitles you to one vote on each matter to be voted on at the Annual Meeting.

What If I Return a Proxy Card But Do Not Make Specific Choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted on the matters as recommended by our Board of Directors, which is as follows: “For” the election of both nominees for director, “For” approval of the advisory (non-binding) proposal on executive compensation, “For” the advisory (non-binding) proposal that a non-binding stockholder vote to approve executive compensation should occur every three years, “For” ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2011, and “For” ratification of our 2010 Stock Option and Incentive Plan. If any other matter is properly presented at the Annual Meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his best judgment.

Will My Shares Be Voted if I Do Not Return My Proxy Card?

If your shares are registered in your name, they will not be voted if you do not vote over the Internet, by telephone or return your proxy card by mail or vote at the Annual Meeting as described in the section above entitled “How Do I Vote?”

If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above under “How Do I Vote?,” the bank, broker or other nominee may exercise discretionary authority to vote on routine proposals but may not vote on non-routine proposals. The shares that can not be voted by the bank, broker or nominee that holds your shares on non-routine matters are called broker non-votes. Broker non-votes will be deemed present at the Annual Meeting for purposes of determining whether a quorum exists for the Annual Meeting.

The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2011 (Proposal 4) is a matter considered routine under applicable rules. The election of directors (Proposal 1), the advisory vote on executive compensation (Proposal 2), the advisory vote on the frequency of the advisory vote on executive compensation (Proposal 3), and the ratification of the 2010 Stock Option and Incentive Plan (Proposal 5) are matters considered non-routine under applicable rules.

We encourage you to provide voting instructions. This ensures your shares will be voted at the Annual Meeting in the manner you desire.

May I Revoke My Proxy?

If you give a proxy, you may revoke it at any time before the Annual Meeting. You may revoke your proxy in any one of the following ways:

•	signing a new proxy card and submitting it as instructed above;

•	notifying the Company’s Secretary in writing before the Annual Meeting that you have revoked your proxy; or

•

attending the Annual Meeting in person and voting in person if you are a stockholder of record. Attending the Annual Meeting in person will not in and of itself revoke a previously submitted proxy unless you specifically request it.

What If I Receive More Than One Proxy Card?

You may receive more than one proxy card or voting instruction form if you hold shares of our Common Stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How Do I Vote?” for each account to ensure that all of your shares are voted.

What Vote is Required to Approve Each Proposal?

With respect to Proposal 1, directors will be elected by a plurality of the votes of the shares of our Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote. Approval and adoption of each of Proposals 2 , 4 and 5 requires the affirmative vote of a majority of the shares of our Common Stock entitled to vote on the proposal that are present in person or represented by proxy at the Annual Meeting and are voted for or against the proposal. With respect to Proposal 3, the alternative receiving the greatest number of votes will be the frequency that stockholders approve.

What is a Quorum and How are Votes Counted?

We need a quorum of stockholders to hold our Annual Meeting. A quorum exists when at least a majority of the outstanding shares entitled to vote on the record date are represented at the meeting either in person or by proxy. Your shares will be counted towards the quorum only if a valid proxy or vote is submitted. Shares represented by abstentions and broker non-votes will be counted in determining whether there is a quorum for the Annual Meeting.

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “For” and “Withhold” and (with respect to proposals other than the election of directors) “Against” votes, abstentions and broker non-votes. Abstentions will have no effect on Proposal 1 but will have the effect of a vote against Proposals 2, 3, 4 and 5. Broker non-votes will not be counted towards the vote total for any proposal.

Who Will Pay the Costs of Soliciting these Proxies and How Are They Being Solicited?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

How Can I find Out the Results of the Voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K within four business days after the Annual Meeting.

When are Stockholder Proposals Due for Next Year’s Annual Meeting?

If you wish to submit a proposal to be considered for inclusion in next year’s proxy materials or nominate a director, your proposal must be in proper form according to SEC Regulation 14A, Rule 14a-8 and received by the Secretary of the Company no later than December 23, 2011. Proposals received after that date will not be voted on at the 2012 annual meeting. If a proposal is received before that date, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. To be timely, stockholder notice of any such proposal must be received by us not earlier than February 1, 2012 and not later than March 2, 2012; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after the anniversary date of the preceding year’s annual meeting, or if no annual meeting were held for the preceding year, notice by the stockholder to be timely must be delivered not earlier than the close of business on the ninetieth (90) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or the tenth (10th) day following the day on which we first make a public announcement of the date of such meeting. All stockholder proposals should be marked for the attention of Secretary, c/o Aegerion Pharmaceuticals, Inc. at Bed One, 135 U.S. Highway 202/206, Suite 15, Bedminster, NJ 07921. We advise you to review our Amended and Restated Bylaws, or by-laws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

Attending the Annual Meeting

The Annual Meeting will be held at One Main Street, East Arcade Conference Center, Cambridge, Massachusetts 02142 on Wednesday, June 1, 2011 at 9:00 a.m. Eastern Daylight Time. When you arrive at Aegerion, signs will direct you to the appropriate meeting rooms. You should be prepared to present photo identification for admittance. In addition, if you are a stockholder of record, your name will be verified against the list of stockholders of record prior to admittance to the Annual Meeting. If you are a beneficial owner, you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to the record date, a copy of the voting instruction provided to you by your bank, broker or other nominee, or other similar evidence of ownership. You are not required to attend the Annual Meeting in order to vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our Common Stock, as of March 15, 2011 with respect to:

•	each beneficial owner of 5% or more of our outstanding Common Stock;

•	each of our named executive officers and directors; and

•	all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and include shares of Common Stock issuable upon the exercise of stock options that are immediately exercisable or exercisable within 60 days after March 15, 2011, although these shares are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise indicated, all of the shares reflected in the table are shares of Common Stock and all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws. The information is not necessarily indicative of beneficial ownership for any other purpose. Percentage of ownership is based on 17,641,543 shares of Common Stock outstanding on March 15, 2011.

Except as otherwise indicated in the table below, addresses of named beneficial owners are in care of Aegerion Pharmaceuticals, Inc., 101 Main Street, Cambridge, Massachusetts 02142.

	Shares Beneficially Owned	Beneficially Owned
5% or Greater Stockholders:
Funds managed by Advent International Corporation(1)	2,786,110	15.79%
Alta BioPharma Partners III, L.P. and affiliated entities(2)	2,680,551	15.19%
Index Venture Associates III Limited and affiliated entities(3)	3,046,158	17.27%
MVM International Life Sciences Fund No. 1 Limited Partnership and affiliated entities(4)	958,937	5.44%
Wellington Management Company, LLP(5)	1,360,100	7.71%

Named Executive Officers and Directors:
Marc D. Beer(6)	234,418	1.33%
William H. Lewis(7)	365,788	2.07%
Christine Pellizzari(8)	97,096	*
John T. Cavan(9)	49,642	*
David I. Scheer(10)	650,154	3.69%
Alison Kiley(2)	2,680,551	15.19%
Jason S. Fisherman, M.D.(1)	2,786,110	15.79%
Antonio M. Gotto, Jr., M.D., D.Phil(11)	13,916	*
Michèle Ollier, M.D.(3)	3,046,158	17.27%
All executive officers and directors as a group (9 persons)	9,923,833	56.25%

(1)

The amount shown and the following information are derived from the Schedule 13D, filed on November 10, 2010, by Advent International Corporation, or AIC, reporting beneficial ownership as of October 27, 2010. The address for funds managed by AIC is 75 State Street, Boston, MA 02109. The amount reported consists of 1,116,697 shares held by Advent Healthcare and Life Sciences III Limited Partnership, 1,638,777 shares held by Advent Healthcare and Life Sciences III A Limited Partnership and 30,736 shares held by Advent Partners HLS III Limited Partnership. AIC is the manager of Advent International LLC, or AI LLC, which in turn is the general partner of AHLS III GP Limited Partnership, or AHLS III GP. As such,

AIC has the sole power to vote of and dispose of the securities owned by AI LLC and AHLS III GP. The beneficial ownership of AIC, AI LLC and AHLS III GP derive from such power. AHLS III GP is the general partner of Advent Healthcare and Life Sciences III Limited Partnership and Advent Healthcare and Life Sciences III A Limited Partnership. As such AIC has the sole power to vote and dispose of securities of Advent Healthcare and Life Sciences III Limited Partnership and Advent Healthcare and Life Sciences III A Limited Partnership, and the beneficial ownership of AIC, AI LLC and AHLS III GP with respect to such entities derive from such power. AIC is the general partner of Advent Partners HLS III Limited Partnership and as such has the power to vote and dispose of the securities of Advent Partners HLS III Limited Partnership. The beneficial ownership of AIC with respect to such entity derives from such power. AIC has engaged White Cube Management LLC, or White Cube, to advise it with respect to the operation of certain private equity funds, including the above listed funds. Dr. Fisherman, who served as a director of Aegerion until he resigned on April 12, 2011, is a managing director of White Cube. Dr. Fisherman disclaims beneficial ownership except to the extent of his proportionate pecuniary interest therein with respect to those shares indirectly beneficially owned as a limited partner of Advent Partners HLS III Limited Partnership.

(2)	The amount shown and the following information are derived from the Schedule 13D, filed on November 8, 2010, by Alta BioPharma Partners III, L.P., or ABPIII, and its affiliated entities reporting beneficial ownership as of October 27, 2010. The address for ABPIII and its affiliated entities is One Embarcadero Center, Suite 3700, San Francisco, CA 94111. The amount owned consisted of 2,455,167 shares held by ABPIII, 164,882 shares held by Alta BioPharma Partners III GmbH & Co. Beteiligungs KG, or ABPIIIK, and 69,502 shares held by Alta Embarcadero BioPharma Partners III, LLC, or AEBPIII. Alta BioPharma Management III, LLC, or ABPMIII, as the general partner of ABPIII and managing limited partner of ABPIIIKG, shares the power to direct the voting and disposition of the shares directly held by ABPIII and ABPIIIKG and may be deemed to beneficially own the shares held by such entities. By virtue of their positions as directors of ABMIII and managers of AEBPIII, each of Farah Champsi, Edward Penhoet and Edward Hurwitz, or collectively, the Directors and each a Director, shares the power to direct the disposition and vote of the shares held by ABPIII, ABPIIIKG and AEBPIII and may be deemed to beneficially own the shares held by such entities. By virtue of her position as a member of ABMIII, Ms. Kiley, a director of Aegerion, may be deemed to share the power to direct disposition and vote the shares held by ABPIII, ABPIIIKG and AEBPIII and may be deemed to beneficially own the shares held by such entities. Each of the Directors and Ms. Kiley disclaims beneficial ownership of the shares held by such entities, except to the extent of his or her pecuniary interest therein.

(3)	The amount shown and the following information are derived from the Schedule 13D, filed on November 8, 2010, by Index Venture Associates III Limited, or Index Venture, and affiliated entities reporting beneficial ownership as of October 27, 2010. The address for Index Venture and its affiliated entities is P.O. Box 641, No. 1 Seaton Place, St. Helier, Jersey JE4 8YJ, Channel Islands. The amount owned consisted of 2,111,715 shares held by Index Ventures III (Delaware) L.P., or IVIII Delaware, 884,086 shares held by Index Ventures III (Jersey) L.P., or IVIII Jersey, 31,985 shares held by Index Ventures III Parallel Entrepreneur Fund (Jersey) L.P., or IVIII PEF, and 18,372 shares held by Yucca Partners L.P. Jersey Branch, or Yucca. Index Venture, as the general partner of IVIII Delaware, IVIII Jersey and IVIII PEF and an affiliate of Yucca, may be deemed to share the right to direct the voting and dispositive control over shares held by such entities. Dr. Ollier, a director of Aegerion, is a partner of Index Ventures. Dr. Ollier disclaims beneficial ownership except to the extent of her proportionate pecuniary interest therein.

(4)

The amount shown and the following information are derived from the Schedule 13G, filed on March 18, 2011, by MVM International Life Sciences No. 1 Limited Partnership, or MVM International, and affiliated entities reporting beneficial ownership as of December 31, 2010. The address for MVM International is 6 Henrietta Street, London WC2E 8PU. The amount owned consists of 949,326 shares held by MVM International and 9,611 shares held by MVM Executive Limited, or MVM Limited. MVM (GP) (No. 2) Limited, or MVM GP, which is the general partner of MVM International, is a wholly-owned subsidiary of MVM Life Sciences Partners LLP, or MVM Partners. In addition, MVM Limited is a wholly-owned subsidiary of MVM Partners. The shares owned by MVM Limited are held in trust for the benefit of certain individuals, but the shares are controlled by MVM Partners. Therefore, MVM GP may be deemed to beneficially own the shares held by MVM International and MVM Partners may be deemed to beneficially own the shares held by MVM International and MVM Limited. Each of MVM Partners and MVM GP disclaims beneficial ownership of the shares except to the extent of its pecuniary interest therein.

(5)	The amount shown and the following information are derived from the Schedule 13G, filed on February 14, 2011, by Wellington Management Company, LLP, or Wellington, reporting beneficial ownership as of December 31, 2010. The address of Wellington is 280 Congress Street, Boston, Massachusetts. Wellington, in its capacity as an investment advisor, may be deemed to beneficially own the 1,360,100 shares held by its clients, as it has shared voting power with respect to 1,307,700 shares and shared dispositive power with respect to all 1,360,100 shares.

(6)	Includes 129,155 shares of common stock subject to options exercisable within 60 days of March 15, 2011.

(7)	Includes (a) 305,465 shares of common stock and (b) 60,323 shares of common stock subject to options exercisable within 60 days of March 15, 2011.

(8)	Includes 97,096 shares of common stock subject to options exercisable within 60 days of March 15, 2011.

(9)	Includes 49,642 shares of common stock subject to options exercisable within 60 days of March 15, 2011.

(10)	The address for Scheer Investment Holdings VII LLC is 555 Long Wharf Drive, 11th Floor, New Haven, CT 06511. Mr. Scheer, our Chairman, is the managing member of Scheer Investment Holdings VII LLC. Mr. Scheer has sole power to vote all shares. Mr. Scheer disclaims beneficial ownership except to the extent of his proportionate pecuniary interest therein.

(11)	Includes 13,916 shares of common stock.

BOARD OF DIRECTORS

The authorized size of our Board is six, and until April 12, 2011, when Jason Fisherman, M.D. resigned from the Board, we had six directors in place. We currently have only five directors in place, but that number will increase to six when Dr. Barer joins the Board effective May 1, 2011. The Board of Directors is divided into three classes with members of each class serving for staggered three-year terms, as follows:

•

Dr. Gotto serves as Class I director, whose initial term expires at the Annual Meeting. Upon joining the Board on May 1, 2011, Dr. Barer will serve as a Class I director, whose initial term expires at the Annual Meeting. Both Drs. Barer and Gotto have been nominated for re-election at the Annual Meeting;

•	Ms. Kiley and Dr. Ollier serve as Class II directors, and their initial terms will expire at our 2012 annual meeting of stockholders; and

•	Messrs. Beer and Scheer serve as Class III directors, and their initial terms will expire at our 2013 annual meeting of stockholders.

Our by-laws provide that any vacancies in our Board of Directors and newly created directorships may be filled only by our Board of Directors and that the authorized number of directors may be changed only by our Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes, so that, as nearly as possible, each class will consist of one-third of the total number of directors. These provisions of our by-laws and the classification of the Board of Directors may have the effect of delaying or preventing changes in the control or management of Aegerion.

Our Board of Directors, upon the recommendation of the Nominating and Corporate Governance Committee, or the Nominating Committee, voted to nominate Dr. Gotto and Dr. Barer, respectively, for re-election as Class I directors at the Annual Meeting, for a term of three years to serve until the 2014 annual meeting of stockholders and until their successors have been duly elected and qualified.

The Board of Directors has determined that each of these director nominees possesses the requisite skills, personal integrity, business judgment, industry experience and willingness to devote adequate time and effort necessary to serve as an effective member of the Board of Directors. A description of the background of each nominee, along with other specific experiences, qualifications, attributes or skills that contributed to the Board of Director’s decision to nominate the nominees, is set forth below, followed immediately by like disclosure for our existing directors whose terms of office extend beyond the Annual Meeting.

Nominees for Election at the Annual Meeting

Name	Age	Position
Sol J. Barer, Ph.D. (3)	64	Director
Antonio M. Gotto Jr., M.D., D.Phil.(1)(2)	75	Director

(1)	Member of the nominating and corporate governance committee.
(2)	Member of the audit committee.
(3)	Member of the compensation committee.

Sol J. Barer, Ph.D. will become a member of our Board effective May 1, 2011. Dr. Barer is currently the Chairman of Celgene Corporation and the Managing Partner of SJBarer Consulting. He previously served as Chairman and Chief Executive Officer of Celgene from May 2006 until June 2010, when he was appointed Executive Chairman and transitioned to his current position in January 2011. Prior to that, he held several positions within Celgene, including President and Chief Operating Officer. Dr. Barer joined the Celanese Research Company in 1974 and formed the biotechnology group that was subsequently spun out to form Celgene. Dr. Barer also currently serves on the Board of Directors of Amicus Therapeutics, Inc. Dr. Barer received a Ph.D. in Organic Chemistry from Rutgers University and a B.S. from Brooklyn College. Dr. Barer’s significant scientific and executive leadership experience in the pharmaceutical industry contributed to the Board of Directors conclusion that Dr. Barer should serve on our Board.

Antonio M. Gotto, Jr., M.D., D.Phil. has served as a member of our Board of Directors since January 2006. Since January 1997, Dr. Gotto has served as the Stephen and Suzanne Weiss Dean of the Joan and Sanford I. Weill Medical College of Cornell University and Provost for Medical Affairs of Cornell University. Previously, Dr. Gotto served as J.S. Abercrombie Chair of Atherosclerosis and Lipoprotein Research and Chairman and Professor of the Department of Medicine at Baylor College of Medicine and Methodist Hospital. Dr. Gotto currently serves as a member of the Institute of Medicine of the National Academy of Sciences and a Fellow of the American Academy of Arts and Sciences. Dr. Gotto is also a past president of the International Atherosclerosis Society and a past president of the American Heart Association. Dr. Gotto holds a B.A. from Vanderbilt University, a D.Phil. from Oxford University in England, where he was a Rhodes Scholar, and an M.D. from Vanderbilt University School of Medicine. He completed his residency training at Massachusetts General Hospital in Boston, Massachusetts. Our Board of Directors believes that Dr. Gotto’s qualifications to sit on our Board of Directors include his extensive experience and expertise in the lipid area.

Directors Whose Terms Do Not Expire This Year

Name	Age	Position
David I. Scheer(1)(2)	58	Chairman of the Board
Alison Kiley(1)(2)	38	Director
Michèle Ollier, M.D.(3)	52	Director
Marc D. Beer	46	Chief Executive Officer and Director

(1)	Member of the nominating and corporate governance committee.
(2)	Member of the audit committee.
(3)	Member of the compensation committee.

Marc D. Beer has served as our Chief Executive Officer since August 2010. Prior to joining Aegerion, from April 2000 to November 2007, he served as the President and Chief Executive Officer of ViaCell, Inc., a cellular therapy company. Prior to that, he held marketing and business development roles at Genzyme Corporation, most recently serving as Vice President of Global Marketing. Prior to joining Genzyme, he served as Vice President, Sales and Marketing at Biostar, Inc. and held a variety of sales and marketing roles in the pharmaceutical and diagnostic devices divisions of Abbott Laboratories. Mr. Beer holds a B.S. from Miami University (Ohio). Our Board of Directors believes that Mr. Beer’s qualifications to sit on our Board of Directors include his extensive experience in the life sciences industry.

David I. Scheer a co-founder of Aegerion, has served as our Chairman of the Board since February 2005. Since 1981, Mr. Scheer has served as President at Scheer & Company, Inc., a company that provides corporate strategic advisory services in the life sciences industry. Mr. Scheer serves as the Chairman of the Board of Tengion, Inc. and Achillion Pharmaceuticals, Inc. Mr. Scheer also serves on the boards of directors of several private companies. Mr. Scheer is also a member of the Advisory Committee to the Harvard Malaria Initiative and the Leadership Council for the Harvard School of Public Health. Mr. Scheer holds an A.B. cum laude from Harvard College and an M.S. from Yale University. Our Board of Directors believes that Mr. Scheer’s qualifications to sit on our Board of Directors include his years of experience working with life science companies.

Alison Kiley has served as a member of our board of directors since December 2005. Ms. Kiley is a director of Alta Partners, a venture capital firm whose investments are focused on life science companies. She joined Alta Partners in 2001 and her primary investment focus at Alta Partners is on medical technology and biopharmaceuticals. Prior to joining Alta Partners, Ms. Kiley served as a Senior Associate at Robertson Stephens & Company in the Life Sciences Investment Banking Group, where she was responsible for various corporate finance transactions. She serves on the boards of directors of several private companies and she served on the board of directors of Insulet Corporation from 2004 to 2008. Ms. Kiley holds a B.A. from Colgate University and an M.B.A. from Columbia University. Our Board of Directors believes that Ms. Kiley’s qualifications to sit on our Board of Directors include her experience in evaluating and advising life science companies.

Michèle Ollier, M.D. has served as a member of our board of directors since October 2007. Dr. Ollier is a Life Science partner at Index Ventures, a venture capital firm whose investments are focused in information technology and life science companies, which she joined in February 2006. From January 2003 to January 2006, Dr. Ollier was Director of Investment in Life Sciences at Edmond de Rothschild Investment Partners in Paris. Prior to that, Dr. Ollier held various positions relating to strategy, development and commercialization of pharmaceutical products at several biotechnology and pharmaceutical companies, including International CNS Product Manager at Sanofi, Lipid Lowering Agents Group Director at Bristol Myers Squibb France, International Oncology Director at Rhone Poulenc Rorer/RPR Gencell and International Vice President Reproductive Health at Serono. Dr. Ollier holds a Medical Degree from Paris-Ouest University (France). Our Board of Directors believes that Dr. Ollier’s qualifications to sit on our Board of Directors include her experience in evaluating and advising life science companies.

There are no family relationships among any of our directors or officers.

Director Independence

Under applicable NASDAQ Marketplace Rules, a director will only qualify as an “independent director,” if, in the opinion of our Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our Board of Directors has considered the relationships of all directors and determined that each of Drs. Gotto, Barer and Ollier, Mr. Scheer and Ms. Kiley does not have any relationship which would interfere with the exercise of independent judgment in carrying out his or her responsibility as a director and that each director qualifies as an independent director under the applicable rules of the NASDAQ Global Market. Mr. Beer, who also serves as our chief executive officer, is not considered independent under the applicable rules of the NASDAQ Global Market.

Board Meetings and Attendance

The Board of Directors held eight meetings during the year ended December 31, 2010. During that period, the Audit Committee of the Board of Directors (the “Audit Committee”) held three meetings, the Compensation Committee of the Board of Directors (the “Compensation Committee”) held one meeting, and the Nominating and Corporate Governance Committee of the Board of Directors (the “Nominating Committee”) held two meetings. During the fiscal year ended December 31, 2010, each of the directors, with the exception of Dr. Gotto, attended at least 75% of the meetings of the Board of Directors and the committees on which he or she served. Dr. Gotto attended 100% of the meetings of the Board of Directors and the committees on which he served following our becoming a public company on October 22, 2010, but less than 75% of the meetings of the Board of Directors and committees on which he served prior to our becoming a public company.

We encourage all members of our Board of Directors to attend our annual meetings of stockholders. As we became a public company on October 22, 2010, we did not hold an annual meeting for the fiscal year ended December 31, 2010.

The independent directors meet in executive session without management directors or management present. These sessions take place prior to or following regularly scheduled Board meetings. The independent directors met after each of the Board meetings held during the fiscal year ended December 31, 2010.

Board Leadership Structure and Board’s Role in Risk Oversight

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. Our Board of Directors is actively involved in oversight of risks that could affect us. This oversight is conducted primarily through committees of the Board of Directors, as disclosed in the descriptions of each of the committees below, but the full Board of Directors has retained responsibility for general oversight of risks. Our Board of Directors satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within our company. Our Board of Directors believes that full and open communication between management and the Board of Directors is essential for effective risk management and oversight.

We have separated the positions of chairman of the board and chief executive as we believe that this allows our chief executive officer to focus on our day-to-day business, while allowing the chairman of the board to lead the Board of Directors in its fundamental role of providing advice to and independent oversight of management. We believe that this structure ensures an enhanced role for the independent directors in the oversight of our company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of our Board of Directors.

Stockholder Communications with the Board of Directors

Our Board of Directors has approved a Securityholder Communication Policy that can be found on the Company’s website at www.aegerion.com Pursuant to this policy, stockholders who wish to address questions regarding our business directly with the Board of Directors as a whole, or any individual director, should direct his or her questions in writing to the attention of the Chairman of the Board of Directors, or the individual director, as the case may be, c/o Aegerion Pharmaceuticals, Inc. 101 Main Street, Cambridge, Massachusetts 02142. Communications will be distributed to the Board of Directors, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications.

Corporate Governance Guidelines

Our Board of Directors is committed to sound and effective corporate governance practices. Accordingly, our Board of Directors has adopted Corporate Governance Guidelines, which are intended to describe the governance principles and procedures by which the Board functions. Among other matters, the Corporate Governance Guidelines cover director qualification standards, director responsibilities, Board structure, director access to management and independent advisors, director compensation and securityholder communications with the Board. The Corporate Governance Guidelines are available on our website at www.aegerion.com.

Code of Conduct and Ethics

We have adopted a code of conduct and ethics that applies to all of our employees, including our principal executive officer and principal financial and accounting officer, and our directors. The text of the code of conduct and ethics is posted on our website at www.aegerion.com and will be made available to stockholders without charge, upon request in writing to Secretary, c/o Aegerion Pharmaceuticals, Inc. at Bed One, 135 U.S. Highway 202/206, Suite 15, Bedminster, NJ 07921.

Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive and financial and accounting officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting of such amendments or waivers is then permitted by the rules of NASDAQ.

Board Committees

Our Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating Committee. Each of these committees operates pursuant to a separate written charter adopted by our Board of Directors. The charters of the Audit Committee, Compensation Committee and Nominating Committee are available on our website at www. aegerion.com.

The composition and functioning of all of our committees comply with all applicable requirements of the Sarbanes-Oxley Act of 2002, the NASDAQ Global Market and SEC rules and regulations, except that with respect to the independent audit committee requirements our Audit Committee is relying upon the phase in rules of the NASDAQ Global Market and the SEC, as further described below.

Audit Committee

Dr. Gotto, Mr. Scheer and Ms. Kiley serve on the Audit Committee. Our Board of Directors has determined that Mr. Scheer qualifies as an “audit committee financial expert” for purposes of the Securities Exchange Act of 1934, as amended, or the Exchange Act.

Under the applicable rules of the NASDAQ Global Market, as a result of our recent listing in connection with our initial public offering on October 27, 2010, we are permitted to phase in our compliance with the independent audit committee requirements set forth in Marketplace Rule 5615(b)(1) on the same schedule as we are permitted to phase in our compliance with the independent audit committee requirement pursuant to Rule 10A-3(b)(1)(iv)(A) under the Exchange Act, that is, (1) one independent member at the time of listing; (2) a majority of independent members within 90 days of listing; and (3) all independent members within one year of listing.

Our Board of Directors has determined that each of Dr. Gotto and Mr. Scheer is an independent director under the rules of the NASDAQ Global Market and Rule 10A-3 of the Exchange Act. Within one year of our listing on the NASDAQ Global Market, we expect that Ms. Kiley will resign from our Audit Committee and be replaced with a new director, who is independent under Rule 10A-3.

The Audit Committee’s responsibilities include, among other things:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•	pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•	coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;

•	establishing policies and procedures for the receipt and retention of accounting related complaints and concerns; and

•	preparing the audit committee report required by SEC rules to be included in this annual proxy statement.

Compensation Committee

Dr. Ollier currently serves on the Compensation Committee, and upon the effective date of Dr. Barer’s appointment to our Board on May 1, 2011, Dr. Barer will also serve on our Compensation Committee and will be the chairman of the Compensation Committee. Both Drs. Barer and Ollier are independent under the applicable rules of the NASDAQ Global Market. The Compensation Committee’s responsibilities include, among other things:

•	annually reviewing and approving corporate goals and objectives relevant to compensation of our chief executive officer;

•	evaluating the performance of our chief executive officer in light of such corporate goals and objectives and determining the compensation of our chief executive officer;

•	reviewing and approving the compensation of all our other officers;

•	overseeing and administering our employment agreements, severance arrangements, compensation, welfare, benefit and pension plans and similar plans; and

•	reviewing and making recommendations to the Board of Directors with respect to director compensation.

Nominating Committee

Mr. Scheer, Ms. Kiley and Dr. Gotto serve on our Nominating Committee. Dr. Gotto serves as the chairman of the Nominating Committee. Each of Mr. Scheer, Ms. Kiley and Dr. Gotto is independent under the applicable rules of the NASDAQ Global Market. The Nominating Committee’s responsibilities include, among other things:

•	developing and recommending to the Board of Directors criteria for selecting Board and committee membership;

•	establishing procedures for identifying and evaluating director candidates including nominees recommended by stockholders;

•	identifying individuals qualified to become Board members;

•	recommending to the Board the persons to be nominated for election as directors and to each of the board’s committees;

•	overseeing the Company’s code of business conduct and ethics and a set of corporate governance guidelines; and

•	overseeing the evaluation of the Board, its committees and management.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serves as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of our Board of Directors or who will serve on our compensation committee. None of the members of our compensation committee have ever been one of our employees.

Director Nominations and Qualifications

As it becomes necessary to fill one or more seats on the Board of Directors, the Nominating Committee will consider in a timely fashion potential candidates for director that have been recommended by our directors, chief executive officer, other members of senior management and stockholders. The procedures for submitting stockholder nominations are explained below. The Nominating Committee may also engage a third-party search firm to identify potential director candidates for its consideration, or use any other source it seems appropriate for identifying candidates for director. The Nominating Committee will meet as often as it deems necessary to narrow the list of potential candidates, review any materials provided in connection with potential candidates and cause appropriate inquiries to be conducted into the backgrounds and qualifications of each candidate. The Nominating Committee recommends to the Board of Directors the candidates that it feels that the Board of Directors should nominate for election by the stockholders or named by the Board of Directors to fill a vacancy.

To recommend a candidate to the Board of Directors, stockholders should send the candidate’s name, age, business and residential address, educational background and occupational history for the past five years, a description of how the candidate addresses the minimum qualifications and other criteria for Board membership and his or her consent to be considered as a candidate to Secretary, c/o Aegerion Pharmaceuticals, Inc. at Bed One, 135 U.S. Highway 202/206, Suite 15, Bedminster, NJ 07921. Such notice must be delivered to the Secretary not less than 120 days prior to the first anniversary of the date our proxy statement was delivered to stockholders in connection with the preceding year’s annual meeting. The proposing stockholder should also include his or her contact information, a statement of his or her share ownership, including the number of shares owned and for how long such shares have been held and a statement of any arrangements and understandings between the candidate and the stockholder. Other than verification of the nominating stockholder’s compliance with the proper nominating procedures, and verification of the nominating person’s status as a stockholder, a candidate for director nominated by a stockholder is evaluated in the same manner as any other candidate.

The Nominating Committee evaluates each individual candidate in the context of overall composition and needs of the Board of Directors, with the objective of recommending a group that can best manage the business and affairs of the Company and represent stockholder interests using its diversity of experience. The Nominating Committee must be satisfied that each recommended nominee meets the following minimum qualifications:

•	the nominee shall have experience at a strategic or policymaking level in a business, government, non-profit or academic organization of high standing;

•	the nominee shall be highly accomplished in his or her respective field, with superior credentials and recognition;

•

the nominee shall exhibit high standards of integrity, commitment and independence of thought and judgment, and shall have significant business or professional experience or demonstrated an exceptional understanding of the pharmaceutical and/or lipid-lowering drug therapy industries or other disciplines relevant to the business of the Company;

•	the nominee shall have sufficient time and availability to devote to the affairs of the Company, particularly in light of the number of boards on which the nominee may serve; and

•	to the extent such nominee serves or has previously served on other boards, the nominee shall have a demonstrated history of actively contributing at board meetings.

Finally, in addition to any other standards the Nominating Committee may deem appropriate from time to time for the overall structure and composition of the Board, the Nominating Committee may consider the following factors when selecting and recommending that the Board select persons for nomination: whether the nominee, if elected, assists in achieving a mix of Board members that represents a diversity of background and experience and whether the nominee is well regarded in the community. The Nominating Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. However, the Nominating Committee may consider the diversity of background and experience of a director nominee in the context of the overall composition of the Board of Directors at that time, such as diversity of knowledge, skills, experience, geographic location, age, gender, and ethnicity.

DIRECTOR COMPENSATION

Non-Employee Director Compensation Policy

Prior to October 27, 2010, non-employee directors were only compensated if they had an agreement in place with us, and only Mr. Scheer and Dr. Gotto had agreements in place with us pursuant to which they were entitled to receive compensation in connection with attending meetings of the Board of Directors and for other services.

Prior to October 27, 2010, Mr. Scheer was entitled to compensation for his services as a consultant and as a member of our Board of Directors in accordance with an amended and restated consulting agreement with Scheer & Company, Inc., which we entered into in August 2006. Pursuant to this agreement, Mr. Scheer was entitled to receive $1,000 for each Board meeting he attended in person and $500 for each Board meeting he attended telephonically. In addition, Mr. Scheer was entitled to $1,250 per month for providing certain operational and strategic services to us from time to time. Our agreement with Dr. Scheer terminated on October 27, 2010.

Prior to October 27, 2010, Dr. Gotto was entitled to compensation for his services as a consultant and as a member of our Board of Directors in accordance with a consulting agreement with Dr. Gotto that we entered into in April 2006. Pursuant to this agreement, Dr. Gotto was entitled to receive $20,000 annually, $1,000 for each Board meeting he attended in person and $500 for each Board meeting he attended telephonically. In addition, he was entitled to receive $3,000 for each scientific advisory board meeting he attended in person and $1,000 for each scientific advisory board meeting he attended telephonically. Our agreement with Dr. Gotto terminated on October 27, 2010.

Effective October 27, 2010, our Board of Directors adopted a non-employee director compensation policy. This policy is designed to provide a total compensation package that enables us to attract and retain, on a long-term basis, high caliber non-employee directors and to align the directors’ interests with the long-term interests of our stockholders. Non-employee members of the Board of Directors began to receive payments for their service as Board members in accordance with this policy in 2011. Employee directors do not receive additional compensation for their services as directors.

Under the policy, all non-employee directors are entitled to be paid cash compensation as set forth below.

	Annual Retainer	In-Person Attendance Per Meeting	Telephonic Attendance Per Meeting
Board
Chairman of the Board	$40,000	$2,000	$1,000
Other Non-Employee Directors	25,000	2,000	1,000

Audit Committee
Committee Chairman	35,000	1,000	1,000
Committee Members	—	1,000	1,000

Compensation Committee
Committee Chairman	35,000	1,000	1,000
Committee Members	—	1,000	1,000

Nominating and Corporate Governance Committee
Committee Chairman	30,000	1,000	1,000
Committee Members	—	1,000	1,000

The annual retainers are paid quarterly, in arrears, or upon the earlier resignation or removal of the non-employee director. The annual retainers are pro-rated based on the number of calendar days served by such director. The annual retainers and meeting fees are additive, meaning that directors earn retainers and fees for both Board and committee participation.

Under the policy, each person who is initially appointed or elected to the Board of Directors is eligible for an option grant to purchase shares of Common Stock, representing 0.1% of Aegerion on a fully-diluted basis, under our stock option plan on the date he or she first becomes a non-employee director. In addition, each director is entitled to an annual option grant to purchase shares of Common Stock representing 0.05% of the company on a fully-diluted basis. So long as the director remains on the Board of Directors, the director option grants will vest one-third on each one-year anniversary of the date of grant. Director option grants become immediately exercisable upon the death, disability or retirement of a director or upon a change in control of Aegerion. In addition, directors have up to one year following cessation of service as a director to exercise the options (to the extent vested at the date of such cessation), provided that the director has not been removed for cause. All of the foregoing options are granted at fair market value on the date of grant.

In April 2011, the Board, based in part on the recommendation of the Nominating Committee, approved an amendment to the Non-Employee Director Compensation Policy providing for the issuance of an additional equity award to the Chairmen of the Audit Committee and the Compensation Committee. Pursuant to this amendment, the Chairmen of the Audit Committee and the Compensation Committee will be entitled to receive a one-time grant of restricted stock equal to 0.15% of the Company on a fully-diluted when they are first elected to the position as a Chairman. These restricted stock grants will vest in the same manner as the director option grants described above.

The following table sets forth a summary of the compensation earned by our non-employee directors in 2010. We have intentionally omitted columns from this table pertaining to types of compensation not paid to our non-employee directors in 2010.

Director Compensation Table – 2010

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)		All Other Compensation ($)		Total ($)
David I. Scheer	$3,500	$—		$14,406	(1)	$17,906
Antonio M. Gotto, Jr., M.D., D. Phil.	1,500	91,760	(3)	20,000	(2)	113,260
Jason Fisherman, M.D.(4)	—	—		—		—
Alison Kiley	—	—		—		—
Michèle Ollier, M.D.	—	—		—		—

(1)	Represents consulting fees and reimbursement of expenses paid to Mr. Scheer under a consulting agreement, dated as of August 1, 2006, as amended. This consulting agreement terminated pursuant to its terms upon the closing of our initial public offering on October 27, 2010.
(2)	Represents consulting fees paid to Dr. Gotto under a consulting agreement, dated as of April 4, 2006, as amended. This consulting agreement terminated pursuant to its terms upon the closing of our initial public offering on October 27, 2010.
(3)	Represents the grant date fair value of option award granted to Dr. Gotto on October 27, 2010 for purchase of up to 10,238 shares at an exercise price of $9.50 per share, calculated in accordance with ASC Topic 718, formerly Statement of Financial Accounting Standards No. 123R. For information regarding assumptions underlying the valuation of equity awards, see Note 13 to the Financial Statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010. As of December 31, 2010, this option award was the only one outstanding for Dr. Gotto.
(4)	Dr. Fisherman resigned from the Board of Directors in April 2011.

EXECUTIVE OFFICERS

The following table sets forth information regarding our executive officers who do not also serve as directors, including their ages, as of March 1, 2011.

Name	Age	Position
William H. Lewis	42	President (Principal Financial Officer)
Christine A Pellizzari	43	Executive Vice President, General Counsel and Secretary
John T. Cavan	52	Vice President and Chief Accounting Officer (Principal Accounting Officer)

William H. Lewis, a co-founder of Aegerion, has served as our President since August 2009. Prior to that, he served as our Chief Financial Officer from March 2005 to August 2009, as our Secretary, Treasurer and Vice President of Administration from July 2005 to August 2007, as our Senior Vice President of Finance and Administration from February 2007 to February 2009 and as our Executive Vice President of Finance and Administration from February 2009 to August 2009. From August 2004 to March 2005, Mr. Lewis served as Managing Director at a hedge fund, where he focused on investments in small market capitalization companies. Previously, he served as a Managing Director at Wells Fargo Securities as Head of Capital Markets Investment Banking, where he was responsible for sourcing, overseeing and executing private and public debt and equity transactions. Prior to that, Mr. Lewis served as a Principal at Robertson Stephens & Company, where he was responsible for overseeing private and public debt and equity transactions and as a Vice President at J.P. Morgan, where he focused on private and public equity offerings in the United States and Europe. Mr. Lewis holds a B.A. with Honors from Oberlin College and a M.B.A./J.D. with Honors from Case Western Reserve University.

Christine A. Pellizzari has served as our Executive Vice President, General Counsel and Secretary since February 2010. Prior to that, she served as our Vice President, General Counsel and Secretary from August 2007 to February 2009 and as our Senior Vice President, General Counsel and Secretary from February 2009 to February 2010. Prior to joining Aegerion, Ms. Pellizzari was employed by Dendrite International, Inc., a provider of sales effectiveness, promotional and compliance solutions to the global pharmaceutical industry, as Associate Counsel and Assistant Secretary from 1998 to 2000, Vice President, General Counsel and Secretary from 2000 to 2004 and Senior Vice President, General Counsel and Secretary from 2004 until the sale of the company to Cegedim S.A. in May 2007, during which time she oversaw the company’s global legal operations and was a member of the company’s Executive Operations Management Committee. Ms. Pellizzari holds a B.A. from the University of Massachusetts at Amherst and a J.D. from the University of Colorado School of Law at Boulder.

John T. Cavan has served as our Chief Accounting Officer and Vice President since February 2009. Prior to that, he served as our Corporate Controller from May 2006 to February 2009. Prior to joining Aegerion, Mr. Cavan served as Controller of AlgoRx Pharmaceuticals, an emerging biotechnology company. Mr. Cavan served in a variety of financial and operational positions through his prior work with large multinational public companies, including Sony, American Express, International Specialty Products and Nestle. Mr. Cavan holds a B.B.A in Accountancy from Iona College and an M.B.A. in Finance from Seton Hall University.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

In this Compensation Discussion and Analysis, we address the compensation determinations and the rationale for those determinations relating to our named executive officers for the year ended December 31, 2010 and the compensation programs we have implemented for our current executive officers. Our named executive officers for the year ended December 31, 2010 are:

•	Marc D. Beer, Chief Executive Officer

•	William H. Lewis, President;

•	Christine A. Pellizzari, Executive Vice President, General Counsel and Secretary;

•	John T. Cavan, Vice President and Chief Accounting Officer; and

•	William J. Sasiela, Ph.D., former Chief Medical Officer and Executive Vice President, Clinical.

Mr. Beer joined the Company as Chief Executive Officer on August 19, 2010. Dr. Sasiela resigned from his position as Chief Medical Officer and Executive Vice President, Clinical effective September 30, 2010.

Background and Overview of Our Executive Compensation Objectives, Policies and Procedures

Our primary objective with respect to executive compensation is to attract and retain individuals who possess knowledge, experience and skills that we believe are important to our business of developing and commercializing novel therapeutics to treat severe lipid disorders.

Specifically our compensation programs are designed to:

•	attract and retain individuals with superior ability and managerial experience;

•	align executive officers’ incentives with our corporate strategies, business objectives and the long-term interests of our stockholders; and

•

increase the incentive to achieve key strategic performance measures by linking incentive award opportunities to the achievement of performance objectives and by providing a portion of total compensation for executive officers in the form of ownership in our company.

To achieve these objectives, we seek to provide a competitive compensation package that ties a substantial portion of the executive’s overall compensation to both our company objectives and the executive’s individual performance. Base salary increases and annual performance bonuses are tied to our company and individual performance in relation to competitive market conditions. Equity awards are primarily used to promote long-term stockholder value and employee retention through the use of multi-year vesting schedules that provide an incentive to the executive to remain in our employ through the end of the vesting period in order to share in any increase in our company value over time.

Our Compensation Committee oversees our compensation and benefit plans and policies, administers our equity incentive plans and reviews and approves annually all compensation decisions relating to all executive officers. The Compensation Committee is not currently using any third-party executive compensation specialists to help it in making compensation-related decisions other than certain industry survey data and does not receive compensation-related recommendations from any executive officers. In reviewing compensation levels of our executive officers for 2010, our Compensation Committee considered our financial status, the contributions that the management team had made to our business, their collective knowledge of compensation trends in the industry in which we compete, and their experiences and business judgment.

As we gain experience as a public company, we expect that the specific direction, emphasis and components of our executive compensation program will evolve. Our Compensation Committee will continue to be primarily responsible for developing and implementing our compensation policies and establishing and approving the compensation for all of our executive officers. In the future, our Compensation Committee may review the compensation packages offered by other similar companies based on aggregate survey data and may choose to retain the services of third-party executive compensation specialists from time to time, as it sees fit, in connection with the establishment of cash and equity compensation and related policies. While market data and reports from third-party consultants provide useful starting points for compensation decisions, our Compensation Committee may also take into account factors such as level of responsibility, prior experience and individual performance in arriving at final compensation decisions.

Executive Compensation Components

Our executive compensation consists of base salary, cash incentives, equity incentive compensation, broad-based benefits programs and change in control and severance benefits. Each of the elements of our executive compensation is discussed in detail below, including a description of the particular element and how it fits into our overall executive compensation and a discussion of the amounts of compensation paid to our named executive officers in 2010 under each of these elements.

Although we have not adopted any formal guidelines for allocating total compensation between long-term and short-term cash compensation and non-cash compensation, or among different forms of non-cash compensation, we intend to implement and maintain compensation plans that tie a substantial portion of our executives’ overall compensation to the achievement of corporate goals and value-creating milestones, such as advancement of the clinical development of our product candidates.

Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code, places a limit of $1.0 million on the amount of compensation that public companies may deduct in any one year with respect to certain of its named executive officers. Certain performance-based compensation approved by stockholders is not subject to this deduction limit. Our Compensation Committee’s strategy in this regard is to be cost and tax efficient. Therefore, the Compensation Committee intends to preserve corporate tax deductions, while maintaining the flexibility in the future to approve arrangements that it deems to be in our best interests and the best interests of our stockholders, even if such arrangements do not always qualify for full tax deductibility.

Annual Cash Compensation

Base Salary

Base salaries for our named executive officers are intended to be competitive with those received by other individuals in similar positions at the companies with which we compete for talent. Base salaries are originally established at the time the executive is hired based on our understanding of what executives at other similar companies were being paid at such time based on data from Radford collected from the Radford Global Life Sciences Pre-IPO Survey and Dow Jones Venture One Compensation Pro Survey, or the Radford data. The base salaries of our named executive officers are reviewed annually and adjusted to reflect individual roles and contribution to our clinical, regulatory, commercial and operational performance. We may also increase the base salary of an executive officer at other times due to market conditions or if a change in the scope of the officer’s responsibilities justifies such consideration. We believe that a competitive base salary is a necessary element of any compensation program that is designed to attract and retain talented and experienced executives. We also believe that attractive base salaries can motivate and reward executives for their overall performance. Base salaries are established in part based on the individual experience, skills and expected contributions of our executives and our executives’ performance during the prior year.

In early 2010, in connection with setting the 2010 base salaries for the named executive officers, the Compensation Committee considered the prevailing market conditions and our financial position, including our need to raise additional funds, and decided to increase the base salary of each of the named executive officers, who would be serving as such in 2010 by two percent over their 2009 base salaries. In connection with our initial public offering, we increased the base salaries of Messrs. Lewis and Cavan and Ms. Pellizzari in light of their additional responsibilities as officers of a public company.

The base salaries of our named executive officers during the years ended December 31, 2009 and 2010 are summarized in the table below.

	Base Salary 2009	Base Salary 2010(1)(2)
Marc D. Beer(1).	$—	$450,000
William H. Lewis	290,700	300,000
Christine A. Pellizzari	249,920	260,000
John T. Cavan	162,024	175,000
William J. Sasiela, Ph.D.	290,700	296,514

(1)	In connection with our initial public offering, the 2010 base salaries of Messrs. Lewis and Cavan and Ms. Pellizzari were increased to the amounts reflected above.
(2)	Mr. Beer’s employment commenced on August 19, 2010. Pursuant to his employment agreement, Mr. Beer’s annual base salary is $450,000 per year of which he earned a pro rated amount for 2010.

Cash Incentive Bonuses

Our Compensation Committee has the authority to award annual performance-based cash bonuses to our executive officers and certain non-executive employees. Each of the named executive officers has a target cash bonus amount that is based on a percentage of his or her base salary. The target bonuses for Messrs. Beer, Lewis and Cavan and Ms. Pellizzari are set forth in such executive officer’s employment agreement. In accordance with such agreements, each executive officer can earn a cash bonus equal to a percentage of his or her base salary upon the achievement of performance goals to be set by the Board of Directors or the Compensation Committee. In addition, if we achieve performance goals in excess of target levels, or if the professional effectiveness of a specific executive officer helped us achieve specific corporate objectives or otherwise contributed to our overall success, the bonuses paid to our executive officers can exceeds the target amounts.

The target cash bonus percentages for 2010, as a percentage of base salary, were as follows: Mr. Beer, 50%, Mr. Lewis, 40%; Ms. Pellizzari, 30%; and Mr. Cavan, 25%. However, the Compensation Committee has the discretion to award cash bonuses that are greater than or less than a named executive officer’s target bonus amount. Dr. Sasiela resigned from his position as Chief Medical Officer and Executive Vice President, Clinical effective September 30, 2010, and as a result was not entitled to a bonus for 2010. Cash bonus amounts are based upon our achievement of corporate objectives that are established at the beginning of the fiscal year by our Board of Directors.

The bonus payments for 2010 were based on the achievement of the following corporate objectives, which were equally weighted:

•	completion of our initial public offering;

•	continuation of our pivotal Phase III trial in patients with HoFH;

•	advancement of our European regulatory strategy;

•	obtaining approval and grant from federal government for therapeutic discovery project for lomitapide; and

•	finalization and submission of an end of Phase II package to the FDA for the severe HeFH patient population.

In determining cash bonuses for the year ended December 31, 2010, the Compensation Committee did not assess the degree to which each executive officer contributed to each of our corporate objectives. Instead, the compensation committee began with the assumption that so long as we met the majority of the corporate objectives set forth above, each executive officer was entitled to at least his or her target bonus, as achievement of the corporate objectives is dependent upon the work of the overall management team. Once this determination was made, the Compensation Committee assessed whether any executive officer deserved a greater bonus as a result of such executive officer’s professional effectiveness in helping us achieve specific corporate objectives or otherwise contributed to our overall success.

For the year ended December 31, 2010, the Compensation Committee determined that we achieved the following corporate objectives:

•	completion of our initial public offering in October 2010;

•	continued our Phase III clinical trial in patients with HoFH;

•	advanced our European regulatory strategy;

•	obtained approval and grant from federal government for therapeutic discovery project for lomitapide; and

•	finalized and submitted an end of Phase II package to the FDA for the severe HeFH patient population.

In light of the foregoing, the Compensation Committee concluded that each of our named executive officers, with the exception of Dr. Sasiela, was at least entitled to his or her target bonus. For the year ended December 31, 2010 the executive officers were paid the following cash bonus amounts: Mr. Beer, $99,86, Mr. Lewis, $124,000, Ms. Pellizzari, $93,600, and Mr. Cavan, $43,750. Dr. Sasiela did not receive a cash bonus for 2010 due to his resignation on September 30, 2010. Mr. Beer’s bonus amount exceeded his target bonus amount by $16,644. Mr. Lewis’ bonus amount exceeded his target bonus amount by $24,000. Ms. Pellizzari’s bonus amount exceeded her target bonus amount by $15,600. The Compensation Committee determined that Mr. Beer, Mr. Lewis and Ms. Pellizzari deserved bonus amounts greater than their target bonus amounts because they contributed extensively to the success of our initial public offering and clinical and business development programs. In addition, in November 2010 Mr. Cavan was awarded a one-time cash bonus of $25,000 for his role in successfully securing federal government grants in connection with our qualifying therapeutic discovery project program and for his extensive contributions to the success of our initial public offering.

Pursuant to their employment agreements, Messrs. Lewis and Cavan and Ms. Pellizzari are entitled to a special cash bonus of 10% of their base salaries upon the FDA’s acceptance of an NDA for lomitapide. Since no NDA for lomitapide was filed during the fiscal year ended December 31, 2010, Messrs. Lewis and Cavan and Ms. Pellizzari did not receive such bonus for the fiscal year ended December 31, 2010.

Equity Incentive Compensation

Each of our named executive officers has either received restricted stock grants or stock options to purchase shares of common stock in connection with their initial employment with us. We grant equity incentive compensation to our executive officers because we believe doing so will motivate the executive by aligning the executive’s interests more closely with our own. We chose to sell restricted stock to Mr. Lewis and Dr. Sasiela, our initial hires, instead of granting them options because we believed that it was appropriate for our initial key employees to have an immediate equity stake in the company and because we believed owning restricted stock would more closely align their interests with ours. Now that we are a more mature company, we believe it is generally more appropriate to grant options to employees since it is the practice at other companies with which we compete for talent. However, we may continue to grant restricted stock when we deem it appropriate and in our best interest. The restricted stock and stock options held by each executive are subject to vesting in order to encourage the executive to remain with us for several years, and subject to other provisions of their respective restricted stock and stock option agreements, which are described below.

During 2010 equity incentive grants were made to our executives and other employees at the discretion of our Board of Directors. Our Board of Directors grants of stock options have not been formula-based but have been based on the recommendation of the Compensation Committee, which generally takes into account the Compensation Committee’s subjective determination of a mixture of the following qualitative factors that are not weighted: the executive’s level of responsibility, the competitive market for the executive’s position and the executive’s potential contribution to the advancement of our clinical and business development programs. Typically, larger awards have been made to the executive officers who have areas of responsibility and functions that are more likely to build long-term stockholder value as determined by how directly linked their areas of responsibility are to our growth. Certain equity awards are based on achievement of specific milestone events, some which are in the control of the Company and others which are not.

In 2010, based on the recommendations of the Compensation Committee, our Board of Directors granted the named executive officers options to purchase shares of common stock, as follows: Mr. Beer, 885,653 shares; Mr. Lewis, 278,795 shares; Ms. Pellizzari, 124,038 shares; Mr. Cavan, 34,893 shares; and Dr. Sasiela, 25,473 shares. The options were granted to Mr. Beer and Dr. Sasiela, in one allotment on different dates at exercise prices of $1.54 and $2.37 per share, respectively, and to the other executives in two allotments, at exercise prices of $2.37 and $1.54 per share. The option award granted to Mr. Beer was a new hire award and was granted to Mr. Beer in connection with his becoming our Chief Executive Officer. With respect to the equity awards granted to our other named executive officers, the Compensation Committee determined that Mr. Lewis should receive the largest award since he was the most senior member of the management team and was deemed by the Compensation Committee to be most critical to the success of our initial public offering and clinical programs, specifically our ongoing Phase III clinical trial in patients with HoFH, and our business development programs, specifically our discussions with potential strategic collaborators. The Compensation Committee concluded that Ms. Pellizzari should receive the next largest award since she was the next most senior member of the management team, and it was expected that she would have significant responsibilities related to the advancement of our initial public offering and our clinical and business development programs. The Compensation Committee concluded that Mr. Cavan should receive the next largest award, relative to the other members of the management team, since he was the next most senior member of the management team and was expected to contribute to the success of our initial public offering and our clinical and business development programs. Dr. Sasiela resigned in September 2010 and therefore did not receive an option grant in September 2010. As a result, Dr. Sasiela received the smallest aggregate award for 2010. Forty percent (40%) of the shares of common stock underlying the options granted to Mr. Lewis and Ms. Pellizzari in September 2010, or 101,684 shares and 39,783 shares, respectively, are currently unearned as half of this portion shall vest over a period of four years on a monthly basis following the filing of a New Drug Application for lomitapide and the other half of this portion shall vest upon approval of lomitapide by the FDA. In addition, the Compensation Committee subjectively determined, with reference to the Radford data that these awards were appropriately reflective of the competitive market for executives with similar responsibilities at similarly situated companies. We expect that our Compensation Committee will in future periods continue to grant equity awards, at least in part, with reference to market surveys and with the assistance of third-party consultants.

Stock option awards provide our executive officers with the right to purchase shares of our common stock at a fixed exercise price, subject to continued employment with our company. Stock options are earned on the basis of continued service to us and generally vest over four years, beginning with one-fourth vesting one year after the date of grant, then pro-rata vesting quarterly thereafter. See also “— Potential Payments Upon Termination or Change-in-Control” for a discussion of the change-in-control provisions related to stock options.

We have an equity award grant policy that formalizes how we will grant equity-based awards to our officers and employees after this offering. Under our equity award grant policy all grants will need to be approved by our Board of Directors or Compensation Committee. All stock options will be awarded at fair value and calculated based on our closing market price on the grant date. In addition, equity awards will typically be made on a regularly scheduled basis, as follows:

•

grants made in conjunction with the hiring of a new employee or the promotion of an existing employee will be made on the first trading day of the month following the later of (1) the hire date or the promotion date or (2) the date on which such grant is approved; and

•	grants made to existing employees other than in connection with a promotion will be made, if at all, on an annual basis.

Other Compensation

We currently maintain broad-based benefits and perquisites that are provided to all employees, including health insurance, life and disability insurance, dental insurance and a 401(k) plan.

As discussed below in “Employment Agreements and Severance Agreements with Executive Officers” and in “Potential Payments Upon Termination in Connection with Change-in-Control”, we have agreements with some of our named executive officers providing certain benefits to them upon termination of their employment and in relation to a change in control of Aegerion, including the acceleration of vesting of restricted stock and options. Our goal in providing severance and change in control benefits is to offer sufficient cash continuity protection such that an officer’s full time and attention will focus on the requirements of the business rather than the potential implications for his or her position. We prefer to have certainty regarding the potential severance amounts payable to the named executive officers under certain circumstances, rather than negotiating severance at the time that a named executive officer’s employment terminates. We have also determined that accelerated vesting provisions in connection with a termination following a change of control are appropriate because it will encourage our restricted stock and option holders, including our named executive officers, to stay focused in such circumstances, rather than the potential implications for them.

Compensation Committee Report

The Compensation Committee of our Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K, which appears in this Proxy Statement, with our management. Based on this review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

Members of the Aegerion Pharmaceuticals, Inc.

Compensation Committee:

Michèle Ollier, M.D.

This report shall not constitute “soliciting material,” shall not be deemed “filed” with the Securities and Exchange Commission and is not to be incorporated by reference into any of our other filings under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this report by reference therein.

The following table sets forth information with respect to compensation for the years ended December 31, 2010 and 2009 earned by or awarded to our named executive officers.

Summary Compensation Table – 2010

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)(2)		Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(1)(4)	All Other Compensation ($)(5)		Total Compensation ($)
Marc D. Beer(7)	2010	$167,885	$16,644	(2)	$11,646,337	$83,219	$10,087	(6)	$11,924,172
Chief Executive Officer	2009	—	—		—	—	—		—

William H. Lewis	2010	297,422	24,000	(2)	3,396,373	120,000	—		3,837,795
President	2009	290,525	—		36,715	72,675	—		399,915

Christine A. Pellizzari	2010	256,212	15,600	(2)	1,361,796	78,000	—		1,711,608
Executive Vice President, General Counsel and Secretary	2009	249,750	—		38,207	62,475	—		350,432

John T. Cavan	2010	167,748	25,000	(8)	301,033	43,750	—		535,531
Vice President and Chief Accounting Officer	2009	161,616	10,000	(9)	24,084	32,404	—		228,104

William J. Sasiela, Ph.D.(10)	2010	216,012	—		54,137	—	—		270,149
Former Chief Medical Officer and Executive Vice President, Clinical	2009	290,525	—		37,886	72,675	—		401,086

(1)	Bonus and non-equity incentive compensation amounts are for performance during the fiscal year ended December 31, 2010, as applicable, whether or not paid in the year the compensation was earned.
(2)	Represents cash incentive payments in excess of such named executive officer’s target bonus, paid at the discretion of our Board of Directors in February 2011 for performance in 2010.
(3)

Represents the grant date fair value of option awards granted in 2010 in accordance with ASC Topic 718, or ASC 718, formerly Statement of Financial Accounting Standards No. 123R. Our named executive officers will only realize compensation to the extent the fair value of our common stock is greater than the exercise price of such stock options. For information regarding assumptions underlying the valuation of equity awards, see Note 13 of the Financial Statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

(4)	Represents cash incentive payments earned based upon the achievement of corporate objectives established by our Board of Directors and paid in 2011 for performance in 2010.
(5)	Excludes medical, dental and certain other benefits received by the named executive officers that are available generally to all of our employees and certain perquisites and other personal benefits received by the named executive officers which do not exceed $10,000 in the aggregate.
(6)	Represents the following amounts for Mr. Beer: (i) $5,414 in reimbursable legal expenses incurred by Mr. Beer in connection with the negotiation of his employment arrangement with us and (ii) $4,673 in company contributions to a defined contribution plan.
(7)	Mr. Beer joined the Company as Chief Executive Officer on August 19, 2010.
(8)	Represents a one-time bonus paid to Mr. Cavan in connection with his role in successfully securing federal government grants relating to our qualifying therapeutic discovery project program and for his extensive contributions to the success of our initial public offering.
(9)	Represents a one-time bonus paid to Mr. Cavan in connection with obtaining approval from the State of New Jersey for the sale of net operating losses.
(10)	Dr. Sasiela resigned from his position as Chief Medical Officer and Executive Vice President, Clinical, effective as of September 30, 2010 and was not eligible to receive an annual cash bonus for 2010.

The following table sets forth certain information with respect to awards under our non-equity incentive plan made by us to our named executive officers and stock options awarded to our named executive officers for the year ended December 31, 2010.

Grants of Plan-Based Awards – 2010

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards	Estimated Future Payouts Under Equity Incentive Plan Awards	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Option Awards ($)(5)
		Target ($)(1)(2)(3)	Target (#)(4)
Marc D. Beer		$83,219
	9/15/2010			885,653	$1.54	11,646,337
William H. Lewis		$120,000
	2/16/2010			24,573	$2.37	54,137
	9/15/2010		101,684	152,539	$1.54	3,342,236
Christine A. Pellizzari		$78,000
	2/16/2010			24,573	$2.37	54,137
	9/15/2010		39,783	59,701	$1.54	1,307,659
John T. Cavan		$43,750
	2/16/2010			14,416	$2.37	31,760
	9/15/2010			20,477	$1.54	269,273
William J. Sasiela, Ph.D.
	2/16/2010			24,573	$2.37	54,137

(1)	Represents the amount determined by our Compensation Committee as the target annual cash bonus payable to each named executive officer for 2010 as a percentage of 2010 base salary.
(2)	Mr. Beer joined the Company as Chief Executive Officer on August 19, 2010. As a result, his target annual cash bonus amount is based on a pro rated 2010 base salary.
(3)	Dr. Sasiela resigned from his position as Chief Medical Officer and Executive Vice President, Clinical effective September 30, 2010 and was not eligible to receive an annual cash bonus for 2010.
(4)	Represents portion of option grant that is currently unearned as half of this portion shall vest over a period of four years on a monthly basis following the filing of a New Drug Application for lomitapide and the other half of this portion shall vest upon approval of lomitapide by the FDA.
(5)	Represents the grant date fair value calculated in accordance with ASC 718.

The following table sets forth certain information with respect to outstanding options held by our named executive officers at December 31, 2010.

Outstanding Equity Awards at Fiscal Year End – 2010

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price	Option Expiration Date
Marc D. Beer	55,352	(1)	830,301	—	1.54	9/15/2020
William H. Lewis	13,046	(2)	870	—	2.37	3/13/2017
	13,822	(3)	10,751	—	2.37	10/1/2018
	7,704	(4)	9,906	—	2.37	3/13/2019
	—	(5)	24,573	—	2.37	2/16/2020
	9,533	(6)	143,006	101,684	1.54	9/15/2020
Christine A. Pellizzari	62,188	(7)	14,352	—	2.37	10/25/2017
	8,063	(8)	6,271	—	2.37	10/1/2018
	6,719	(9)	8,639	—	2.37	3/13/2019
	—	(10)	24,573	—	2.37	2/16/2020
	3,730	(11)	55,951	39,783	1.54	9/15/2020
John T. Cavan	37,574	(12)	—	—	.90	5/16/2016
	243	(13)	35	—	2.37	4/24/2017
	2,303	(14)	1,792	—	2.37	10/1/2018
	5,464	(15)	7,027	—	2.37	3/13/2019
	—	(16)	14,416	—	2.37	2/16/2020
	1,279	(17)	19,198	—	1.54	9/15/2020
William J. Sasiela, Ph.D.	—	(18)	—	—	—	—

(1)	Represents option to purchase up to 885,653 shares of our common stock granted to Mr. Beer on September 15, 2010. The shares underlying this option vest in forty eight equal monthly annual installments beginning immediately after the grant date.
(2)	Represents option to purchase up to 13,916 shares of our common stock granted to Mr. Lewis on February 26, 2007. The shares underlying this option vest as follows: 25% vested on February 26, 2008, with the remainder of the shares vesting in equal quarterly installments for the following three years.
(3)	Represents option to purchase up to 24,573 shares of our common stock granted to Mr. Lewis on October 1, 2008. The shares underlying this option vest as follows: 25% vested on October 1, 2009, with the remainder of the shares vesting in equal quarterly installments for the following three years.
(4)	Represents option to purchase up to 17,610 shares of our common stock granted to Mr. Lewis on March 13, 2009. The shares underlying this option vest as follows: 25% vested on March 13, 2010, with the remainder of the shares vesting in equal quarterly installments for the following three years.
(5)	Represents option to purchase up to 24,573 shares of our common stock granted to Mr. Lewis on February 16, 2010. The shares underlying this option vest as follows: 25% vested on February 16, 2011, with the remainder of the shares vesting in equal quarterly installments for the following three years.
(6)	Represents option to purchase up to 254,223 shares of our common stock granted to Mr. Lewis on September 15, 2010. The shares underlying this option vest as follows: 60% of the shares vesting in equal monthly installments for the four years following the date of grant, 20% of the shares vesting in equal monthly installments for a four year period following the filing of a New Drug Application for lomitapide; and 20% of the shares vesting immediately upon the approval of lomitapide by the Federal Drug Administration.
(7)	Represents option to purchase up to 76,540 shares of our common stock granted to Ms. Pellizzari on October 25, 2007. The shares underlying this option vest as follows: 25% vested on August 1, 2008, with the remainder of the shares vesting in equal quarterly installments for the following three years.

(8)	Represents option to purchase up to 14,334 shares of our common stock granted to Ms. Pellizzari on October 1, 2008. The shares underlying this option vest as follows: 25% vested on October 1, 2009, with the remainder of the shares vesting in equal quarterly installments for the following three years.
(9)	Represents option to purchase up to 15,358 shares of our common stock granted to Ms. Pellizzari on March 13, 2009. The shares underlying this option vest as follows: 25% vested on March 13, 2010, with the remainder of the shares vesting in equal quarterly installments for the following three years.
(10)	Represents option to purchase up to 24,573 shares of our common stock granted to Ms. Pellizzari on February 16, 2010. The shares underlying this option vest as follows: 25% vested on February 16, 2011, with the remainder of the shares vesting in equal quarterly installments for the following three years.
(11)	Represents option to purchase up to 99,464 shares of our common stock granted to Ms. Pellizzari on September 15, 2010. The shares underlying this option vest as follows: 60% of the shares vesting in equal monthly installments for the four years following the date of grant, 20% of the shares vesting in equal monthly installments for a four year period following the filing of a New Drug Application for Lomitapide; and 20% of the shares vesting immediately upon the approval of Lomitapide by the Federal Drug Administration.
(12)	Represents option to purchase up to 37,574 shares of our common stock granted to Mr. Cavan on May 16, 2006. The shares underlying this option vest as follows: 25% vested on May 16, 2007, with the remainder of the shares vesting in equal quarterly installments for the following three years.
(13)	Represents option to purchase up to 278 shares of our common stock granted to Mr. Cavan on April 24, 2007. The shares underlying this option vest as follows: 25% vested on April 24, 2008, with the remainder of the shares vesting in equal quarterly installments for the following three years.
(14)	Represents option to purchase up to 4,095 shares of our common stock granted to Mr. Cavan on October 1, 2008. The shares underlying this option vest as follows: 25% vested on October 1, 2009, with the remainder of the shares vesting in equal quarterly installments for the following three years.
(15)	Represents option to purchase up to 12,491 shares of our common stock granted to Mr. Cavan on March 13, 2009. The shares underlying this option vest as follows: 25% vested on March 13, 2010, with the remainder of the shares vesting in equal quarterly installments for the following three years.
(16)	Represents option to purchase up to 14,416 shares of our common stock granted to Mr. Cavan on February 16, 2010. The shares underlying this option vest as follows: 25% vested on February 16, 2011, with the remainder of the shares vesting in equal quarterly installments for the following three years.
(17)	Represents option to purchase up to 20,477 shares of our common stock granted to Mr. Cavan on September 15, 2010. The shares underlying this option vest in equal monthly installments for the four years following the date of grant.
(18)	Dr. Sasiela resigned from the Company on September 30, 2010.

The following table provides information regarding the exercise of options with respect to our named executive officers for the fiscal year ended December 31, 2010. We have intentionally omitted columns regarding the vesting of restricted stock during the year ended December 31, 2010, as no such restricted stock vested during that time period.

Option Exercises and Stock Vested – 2010

	Option Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise (1)(2)
William J. Sasiela, Ph.D.	38,307	$474,264

(1)	Dr. Sasiela’s resigned from the Company on September 30, 2010.
(2)	Value realized on exercising is computed by multiplying the aggregate number of shares by $12.39, or the fair value per share of our common stock less the exercise price as of December 28, 2010, the exercise date.

Pension Benefits and Non-Qualified Deferred Compensation

We have intentionally omitted tables concerning pension benefits and non-qualified deferred compensation because no compensation in these categories was paid in 2010.

Stock and Benefit Plan Information

2006 Stock Option and Grant Plan

Our 2006 Option and Grant Plan, or 2006 Option Plan, was adopted by our Board of Directors in May 2006 and approved by our stockholders in June 2006. We have reserved 1,929,046 shares of our common stock for the issuance of awards under the 2006 Option Plan.

Our 2006 Option Plan is administered by our Board of Directors. Our Board of Directors has the authority to delegate full power and authority to a committee of the Board to select the individuals to whom awards will be granted, to make any combination of awards to participants, to accelerate the exercisability or vesting of any award, to provide substitute awards and to determine the specific terms and conditions of each award, subject to the provisions of the 2006 Option Plan.

The 2006 Option Plan permits us to make grants of incentive stock options, non-qualified stock options, restricted stock awards and unrestricted stock awards to officers, employees, directors, consultants and other key persons. Stock options granted under the 2006 Option Plan have a maximum term of ten years from the date of grant and incentive stock options have an exercise price of no less than the fair value of our Common Stock on the date of grant.

Upon a sale event in which all awards are not assumed or substituted by the successor entity, the 2006 Option Plan and all stock options issued thereunder will terminate upon the effective time of such sale event following an exercise period. Restricted stock shall be treated as provided in the relevant award agreement. Under the 2006 Option Plan, a sale event is defined as the consummation of:

•	the dissolution or liquidation of Aegerion;

•	the sale of all or substantially all of our assets and our subsidiaries on a consolidated basis to an unrelated person or entity;

•

a merger, reorganization or consolidation in which the outstanding shares of our Common Stock are converted into or exchanged for securities of the successor entity and the holders of our outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the successor entity immediately upon completion of such transaction, taking into account only ownership interests resulting from pre-transaction interests in Aegerion;

•	the sale, in a single transaction or series of related transactions, of all or a majority of our stock to an unrelated person or entity; or

•

any other transaction in which the holders of our outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of Aegerion or a successor entity immediately upon completion of the transaction, taking into account only ownership interests resulting from pre-transaction interests in Aegerion.

Our Board of Directors is not granting any further awards under the 2006 Option Plan. We expect to make all future awards under the 2010 Stock Option and Incentive Plan, or 2010 Option Plan.

A detailed description of our 2010 Option Plan can be found under Proposal 5.

401(k) Savings Plan

Our employee savings plan is intended to qualify under Section 401 of the Code. Our 401(k) plan permits employees to make contributions up to the statutory limit. We have the discretion to match up to 50% of the first 6% of gross wages that an employee contributes, resulting in a maximum match by us that totals up to 3% of an employee’s gross wages. We did match employee contributions in 2010. We may make matching contributions or additional contributions to our 401(k) plan in amounts determined annually.

Employment Agreements and Severance Agreements with Executive Officers

Marc D. Beer. On August 19, 2010, we entered into an employment agreement with Mr. Beer for the position of Chief Executive Officer. Mr. Beer currently receives a base salary of $450,000 per year, which is reviewed annually and is subject to increase but not decrease. Mr. Beer is also eligible for a merit bonus of up to 50% of his base salary, payable at the discretion of the Board of Directors or the Compensation Committee. Mr. Beer’s employment agreement provided for him to receive a stock option award to purchase a fixed number of shares of our Common Stock representing approximately 6.5% of the total number of shares of our outstanding capital stock, on an as-converted basis, anticipated to be outstanding immediately prior to the Company’s initial public offering. For purposes of determining the shares subject to this stock option award, certain estimates and assumptions were mutually agreed upon by us and Mr. Beer. The Board of Directors or the Compensation Committee may also, at its discretion, make additional grants of stock incentives to Mr. Beer. Mr. Beer is eligible to participate in our employee benefit plans to the extent he is eligible for those plans, on the same terms as similarly-situated executive officers of Aegerion.

Mr. Beer’s employment agreement also provides that subject to nomination, election and removal procedures, he will serve on our Board of Directors for as long as he is our Chief Executive Officer.

If Mr. Beer terminates his employment for good reason or if we terminate his employment without cause, he is entitled to receive as severance compensation 12 months’ base salary, which will be reduced by any compensation that Mr. Beer receives from another employer within one year of his separation, continuation of health benefits for the earlier of 12 months or the date he becomes re-employed with substantially comparable benefits and 25% acceleration of any unvested equity incentive awards. These payments and benefits are conditioned upon his execution of a separation agreement that includes a general release within 35 days of his termination.

If within 18 months of a change in control, Mr. Beer is terminated without cause or he terminates his employment for good reason, he will be entitled to a severance payment of (1) 1.5 times the sum of his base salary (which has not been pro-rated) plus his bonus payment for the prior year (which has not been pro-rated), (2) continuation of health benefits until the earlier of 18 months from the termination date or the date he becomes re-employed with substantially comparable benefits and (3) 100% acceleration of any unvested equity incentive awards. Change in control is defined in Mr. Beer’s employment agreement as any person acquiring beneficial ownership of 50% or more of the voting power of Aegerion, the date a majority of the members of our Board of Directors is replaced during any 12-month period by directors whose appointment or election was not endorsed by the majority of the incumbent members of the Board of Directors, the sale of all or substantially all of our assets, or a consolidation or merger of Aegerion where following such event the stockholders who held more than 50% of the voting control of Aegerion prior to such event no longer have such voting control.

The definition of good reason in Mr. Beer’s employment agreement includes a material diminution in his responsibilities, authority or duties, removal or non-election to the Board of Directors, a material diminution in his base salary, the need for him to report to someone other than the board of directors, our material breach of a material provision of his employment agreement, a requirement that he relocate without his consent, or the failure by us to establish our corporate headquarters in Massachusetts within three months of a triggering event (as defined below), or thereafter, a relocation of our corporate headquarters outside of Massachusetts. A triggering event is defined in Mr. Beer’s employment agreement as the completion of the Company’s initial public offering that took place on October 27, 2010, our receipt of $20 million of private and strategic investments or the filing of our first NDA with the FDA.

The definition of cause as set forth in Mr. Beer’s employment agreement includes dishonesty, embezzlement, misappropriation of our assets or property, gross negligence, willful misconduct, neglect of duties, theft, fraud, breach of fiduciary duty, violation of federal or state security laws, conviction or plea of guilty or nolo contendere of a felony, material breach of his employment agreement or material breach of our written policies relating to conduct or ethics.

William H. Lewis. On October 5, 2010, we entered into an employment agreement with Mr. Lewis for the position of President. Mr. Lewis’ employment may be terminated by him or by us at will. Mr. Lewis currently receives a base salary of $300,000, which is reviewed annually by the Board of Directors or the Compensation Committee. Mr. Lewis is also eligible for an annual cash bonus of up to 40% of his base salary, payable at the discretion of the Board of Directors or the Compensation Committee, and a cash bonus equal to 10% of his base salary upon the FDA’s acceptance of an NDA for lomitapide. Mr. Lewis is eligible to participate in our employee benefit plans, to the extent he is eligible for those plans, on the same terms as our other similarly-situated executive officers. If we terminate Mr. Lewis’ employment without cause or he terminates his employment for good reason, he will be entitled to receive as severance compensation 12 months base salary and health benefits continuance, subject to his signing of a release. If Mr. Lewis’ employment is terminated as a result of death or disability, he or his heirs will be entitled to receive as severance compensation six months base salary and health benefits continuance, subject to his or his heirs signing of a release. In addition, if we terminate Mr. Lewis’ employment without cause or he terminates his employment for good reason within 12 months of the effective date of the agreement, 25% of his outstanding unvested equity awards will vest and become nonforfeitable as of such termination date. Finally, in the event Mr. Lewis’ employment is terminated without cause or he terminates his employment for good reason within 24 months following a sale event, as defined in the applicable equity agreement, 100% of his unvested equity grants shall become fully exercisable as of such termination date.

Christine A. Pellizzari. On October 5, 2010, we entered into an employment agreement with Ms. Pellizzari for the position of Executive Vice President and General Counsel. Ms. Pellizzari’s employment may be terminated by her or by us at will. Ms. Pellizzari currently receives a base salary of $260,000, which is reviewed annually by the Board of Directors or the Compensation Committee. Ms. Pellizzari is also eligible for an annual cash bonus of up to 30% of her base salary, payable at the discretion of the Board of Directors or the Compensation Committee, and a cash bonus equal to 10% of her base salary upon the FDA’s acceptance of an NDA for lomitapide. Ms. Pellizzari is eligible to participate in our employee benefit plans, to the extent she is eligible for those plans, on the same terms as our other similarly-situated executive officers. If we terminate Ms. Pellizzari’s employment without cause or she terminates her employment for good reason, she will be entitled to receive as severance compensation 12 months base salary and health benefits continuance, subject to her signing of a release. In addition, if we terminate Ms. Pellizzari’s employment without cause or she terminates her employment for good reason within 12 months of the effective date of the agreement, 25% of her outstanding unvested equity awards will vest and become nonforfeitable as of such termination date. Finally, in the event Ms. Pellizzari’s employment is terminated without cause or she terminates her employment for good reason within 24 months following a sale event, as defined in the applicable equity agreement, 100% of her unvested equity grants shall become fully exercisable as of such termination date.

John T. Cavan. On October 5, 2010, we entered into an employment agreement with Mr. Cavan for the position of Vice President and Chief Accounting Officer. Mr. Cavan’s employment may be terminated by him or by us at will. Mr. Cavan currently receives a base salary of $175,000, which is reviewed annually by the Board of Directors or the Compensation Committee. Mr. Cavan is also eligible for an annual cash bonus of up to 25% of his base salary, payable at the discretion of the Board of Directors or the Compensation Committee, and a cash bonus equal to 10% of his base salary upon the FDA’s acceptance of an NDA for lomitapide. Mr. Cavan is eligible to participate in our employee benefit plans, to the extent he is eligible for those plans, on the same terms as our other similarly-situated executive officers. If we terminate Mr. Cavan’s employment without cause or he terminates his employment for good reason, he will be entitled to receive as severance compensation six months base salary and health benefits continuance, subject to his signing of a release. In addition, if we terminate Mr. Cavan’s employment without cause or he terminates his employment for good reason within 12 months of the effective date of the agreement, 25% of his outstanding unvested equity awards will vest and become nonforfeitable as of such termination date. Finally, in the event Mr. Cavan’s employment is terminated without cause or he terminates his employment for good reason within 24 months following a sale event, as defined in the applicable equity agreement, 100% of his unvested equity grants shall become fully exercisable as of such termination date.

The definition of cause as set forth in the employment agreements with Messrs. Lewis and Cavan and Ms. Pellizzari includes dishonesty, embezzlement or misappropriation of our assets; gross negligence, willful misconduct, theft, fraud or breach of a fiduciary duty owed to us; violation of federal or state securities laws; conviction of a felony or any crime involving moral turpitude, including a plea of nolo contendere; any material breach of the executive’s employment agreement; or material breach of any of our written policies relating to conduct or ethics. The definition of good reason as set forth in the employment agreements with Messrs. Lewis and Cavan and Ms. Pellizzari includes a material diminution in the executive’s responsibilities, duties or authority; a material diminution in the executive’s base salary; a material change without the executive’s consent of the location of the principal location of the executive’s office; or a material breach by us of the executive’s employment agreement.

Potential Payments Upon Termination in Connection with Change-in-Control

The table below reflects, as applicable, cash severance, option acceleration and continuation of health benefits payable to our named executive officers (1) in connection with the termination of his or her employment relationship without cause or resignation for good reason, (2) upon a sale event or change in control, as applicable and (3) in connection with termination without cause or resignation for good reason following a sale event or a change in control, as applicable, in each case, and assuming that the triggering event took place on December 31, 2010. See also “— Employment Agreements and Severance Agreements with Executive Officers.”

Name	Benefit	Termination without Cause		Resignation for Good Reason		Termination without Cause in Connection with Sale Event or Change in Control		Resignation for Good Reason in Connection with Sale Event or Change in Control
Marc D. Beer	Cash Severance	$450,000	(1)	$450,000	(1)	$945,000	(2)	$945,000	(2)
	Option acceleration	2,621,675	(4)	2,621,675	(4)	10,486,702	(5)	10,486,702	(5)
	Health Benefits	18,720	(6)	18,720	(6)	28,080	(3)	28,080	(3)

William H. Lewis	Cash Severance	300,000	(7)	300,000	(7)	300,000	(7)	300,000	(7)
	Option acceleration	908,604	(4)	908,604	(4)	3,634,415	(5)	3,634,415	(5)
	Health Benefits	18,720	(6)	18,720	(6)	18,720	(6)	18,720	(6)

William J. Sasiela	Cash Severance	—		—		—		—
	Option acceleration	—		—		—		—
	Health Benefits	—		—		—		—

Christine A. Pellizzari	Cash Severance	260,000	(8)	260,000	(8)	260,000	(8)	260,000	(8)
	Option acceleration	461,093	(4)	461,093	(4)	1,844,373	(8)	1,844,373	(8)
	Health Benefits	18,720	(6)	18,720	(6)	18,720	(6)	18,720	(6)

John T. Cavan	Cash Severance	87,500	(9)	87,500	(9)	87,500	(9)	87,500	(9)
	Option acceleration	129,264	(4)	129,264	(4)	517,057	(5)	517,057	(5)
	Health Benefits	9,360	(10)	9,360	(10)	9,360	(10)	9,360	(10)

(1)	Represents twelve months continuation of base salary, which was $450,000 per year at December 31, 2010.
(2)	Represents 1.5 times the sum of his base salary (which has not been pro-rated) which was $450,000 per year at December 31, 2010, plus his bonus payment for the prior year (which has not been pro-rated).
(3)	Represent eighteen months continuation of standard employee benefits, including health insurance and benefits.

(4)	Represents the in-the-money value of 25% of the unvested portion of such person’s equity awards as of December 31, 2010. The value is calculated by multiplying the amount (if any) by which $14.17, the closing price of the Company’s common stock on December 31, 2010, exceeds the exercise price of the option, by the number of shares subject to the accelerated portion of the options.
(5)	Represents the in-the-money value of 100% of the unvested portion of such person’s equity awards as of December 31, 2010. The value is calculated by multiplying the amount (if any) by which $14.17, the closing price of the Company’s common stock on December 31, 2010, exceeds the exercise price of the option, by the number of shares subject to the accelerated portion of the options.
(6)	Represents twelve months continuation of standard employee benefits, including health insurance and benefits.
(7)	Represents twelve months continuation of base salary, which was $300,000 per year at December 31, 2010.
(8)	Represents twelve months continuation of base salary, which was $260,000 per year at December 31, 2010.
(9)	Represents six months continuation of base salary, which was $175,000 per year at December 31, 2010.
(10)	Represents twelve months continuation of standard employee benefits, including health insurance and benefits.
(11)	Represents six months continuation of standard employee benefits, including health insurance and benefits.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of a registered class of our equity securities to file reports of holdings and transactions in our Common Stock with the SEC. Based on our records and other information, we believe that, in 2010, none of our directors, executive officers or 10% stockholders failed to file a required report on time.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since January 1, 2010, we have engaged in the following transactions with our directors, executive officers and holders of more than 5% of our voting securities, affiliates or any member of the immediate family of the foregoing persons.

January 2010

In January 2010, we received gross proceeds of $3,000,000 from the sale of convertible notes in a private placement to certain of our existing investors. The convertible notes accrued interest at a rate equal to 8% per year, compounding daily, and had a maturity date of December 31, 2011, unless converted prior thereto. The convertible notes were automatically converted into shares of our Common Stock upon the closing of our initial public offering at a conversion price equal to 80% of the price to the public in the offering. No payments of principal or interest were made under the convertible notes. The following table sets forth the participation in this financing by our executive officers, entities affiliated with our directors and our 5% stockholders and their affiliates.

Name	Principal Amount of Note
Funds managed by Advent International Corporation(1)	$789,472
Alta BioPharma HLS III Limited Partnership and affiliated entities(2)	741,198
Index Ventures III (Jersey), L.P. and affiliated entities(3)	854,484
MVM International Life Sciences Fund No. 1 Limited Partnership and affiliated entities(4)	257,773
William H. Lewis	33,952

(1)	Consists of $316,420 convertible note purchased by Advent Healthcare and Life Sciences III Limited Partnership, $464,368 convertible note purchased by Advent Healthcare and Life Sciences III-A Limited Partnership and $8,684 convertible note purchased by Advent Partners HLS III Limited Partnership. Advent International has engaged White Cube Management LLC to advise it with respect to the operation of certain private equity funds, including the above listed funds. Dr. Fisherman, a director of Aegerion until he resigned on April 12, 2011, is a managing director of White Cube. Dr. Fisherman disclaims beneficial ownership except to the extent of his proportionate pecuniary interest therein.
(2)	Consists of $678,875 convertible note purchased by Alta BioPharma Partners III, L.P., $45,592 convertible note purchased by Alta BioPharma Partners III GmbH & Co. Beteiligungs KG and $16,730 convertible note purchased by Alta Embarcadero BioPharma Partners III, LLC. Alison Kiley, a director of Aegerion, is a director of Alta BioPharma Partners. Ms. Kiley disclaims beneficial ownership except to the extent of her proportionate pecuniary interest therein.
(3)	Consists of $5,756 convertible note purchased by Yucca Partners L.P. (Jersey Branch) as Administrator of the Index Co-Investment Scheme, $562,039 convertible note purchased by Index Ventures III (Delaware) L.P., $276,677 convertible note purchased by Index Ventures III (Jersey) L.P. and $10,012 convertible note purchased by Index Ventures III Parallel Entrepreneur Fund (Jersey) L.P. Michèle Ollier, a director of Aegerion, is a partner of Index Ventures. Dr. Ollier disclaims beneficial ownership except to the extent of her proportionate pecuniary interest therein.
(4)	Consists of $255,172 convertible note purchased by MVM International Life Sciences Fund No. 1 Limited Partnership and $2,601 convertible note purchased by MVM Executive Limited.

June 2010

In June 2010, we received gross proceeds of $1,500,000 from the sale of convertible notes in a private placement to certain of our existing investors. The convertible notes accrue interest at a rate equal to 8% per year, compounding daily, and have a maturity date of December 31, 2011, unless converted prior thereto. The convertible notes were automatically converted into shares of our Common Stock upon the closing of our initial public offering at a conversion price equal to 80% of the price to the public in the offering. No payments of principal or interest have been made under these convertible notes.

The following table sets forth the participation in this financing by our executive officers, entities affiliated with our directors and our 5% stockholders and their affiliates.

Name	Principal Amount of Note
Funds managed by Advent International Corporation(1)	$394,736
Alta BioPharma HLS III Limited Partnership and affiliated entities(2)	370,599
Index Ventures III (Jersey), L.P. and affiliated entities(3)	427,242
MVM International Life Sciences Fund No. 1 Limited Partnership and affiliated entities(4)	128,887
William H. Lewis	16,976

(1)	Consists of $158,210 convertible note purchased by Advent Healthcare and Life Sciences III Limited Partnership, $232,184 convertible note purchased by Advent Healthcare and Life Sciences III-A Limited Partnership and $4,342 convertible note purchased by Advent Partners HLS III Limited Partnership. Advent International has engaged White Cube Management LLC to advise it with respect to the operation of certain private equity funds, including the above listed funds. Dr. Fisherman, a director of Aegerion until he resigned on April 12, 2011, is a managing director of White Cube. Dr. Fisherman disclaims beneficial ownership except to the extent of his proportionate pecuniary interest therein.
(2)	Consists of $339,438 convertible note purchased by Alta BioPharma Partners III, L.P., $22,796 convertible note purchased by Alta BioPharma Partners III GmbH & Co. Beteiligungs KG and $8,365 convertible note purchased by Alta Embarcadero BioPharma Partners III, LLC. Alison Kiley, a director of Aegerion, is a Director of Alta BioPharma Partners. Ms. Kiley disclaims beneficial ownership except to the extent of her proportionate pecuniary interest therein.
(3)	Consists of $ 3,418 convertible note purchased by Yucca Partners L.P. (Jersey Branch) as Administrator of the Index Co-Investment Scheme, $280,662 convertible note purchased by Index Ventures III (Delaware) L.P., $138,162 convertible note purchased by Index Ventures III (Jersey) L.P. and $5,000 convertible note purchased by Index Ventures III Parallel Entrepreneur Fund (Jersey) L.P. Michèle Ollier, a director of Aegerion, is a partner of Index Ventures. Dr. Ollier disclaims beneficial ownership except to the extent of her proportionate pecuniary interest therein.
(4)	Consists of $127,586 convertible note purchased by MVM International Life Sciences Fund No. 1 Limited Partnership and $1,301 convertible note purchased by MVM Executive Limited.

August 2010

In August 2010, we received gross proceeds of $1,500,000 from the sale of convertible notes in a private placement to certain of our existing investors. The convertible notes accrue interest at a rate equal to 8% per year, compounding daily, and have a maturity date of December 31, 2011, unless converted prior thereto. The convertible notes were automatically converted into shares of our Common Stock upon the closing of our initial public offering at a conversion price equal to 80% of the price to the public in the offering. No payments of principal or interest have been made under these convertible notes.

The following table sets forth the participation in this financing by our executive officers, entities affiliated with our directors and our 5% stockholders and their affiliates.

Name	Principal Amount of Note
Funds managed by Advent International Corporation(1)	$394,736
Alta BioPharma HLS III Limited Partnership and affiliated entities(2)	370,599
Index Ventures III (Jersey), L.P. and affiliated entities(3)	427,242
MVM International Life Sciences Fund No. 1 Limited Partnership and affiliated entities(4)	128,887
William H. Lewis	16,976

(1)	Consists of $158,210 convertible note purchased by Advent Healthcare and Life Sciences III Limited Partnership, $232,184 convertible note purchased by Advent Healthcare and Life Sciences III-A Limited Partnership and $4,342 convertible note purchased by Advent Partners HLS III Limited Partnership. Advent International has engaged White Cube Management LLC to advise it with respect to the operation of certain private equity funds, including the above listed funds. Dr. Fisherman, a director of Aegerion until he resigned on April 12, 2011, is a managing director of White Cube. Dr. Fisherman disclaims beneficial ownership except to the extent of his proportionate pecuniary interest therein.
(2)	Consists of $339,438 convertible note purchased by Alta BioPharma Partners III, L.P., $22,796 convertible note purchased by Alta BioPharma Partners III GmbH & Co. Beteiligungs KG and $8,365 convertible note purchased by Alta Embarcadero BioPharma Partners III, LLC. Alison Kiley, a director of Aegerion, is a Director of Alta BioPharma Partners. Ms. Kiley disclaims beneficial ownership except to the extent of her proportionate pecuniary interest therein.
(3)	Consists of $3,418 convertible note purchased by Yucca Partners L.P. (Jersey Branch) as Administrator of the Index Co-Investment Scheme, $280,662 convertible note purchased by Index Ventures III (Delaware) L.P., $138,162 convertible note purchased by Index Ventures III (Jersey) L.P. and $5,000 convertible note purchased by Index Ventures III Parallel Entrepreneur Fund (Jersey) L.P. Michèle Ollier, a director of Aegerion, is a partner of Index Ventures. Dr. Ollier disclaims beneficial ownership except to the extent of her proportionate pecuniary interest therein.
(4)	Consists of $127,586 convertible note purchased by MVM International Life Sciences Fund No. 1 Limited Partnership and $1,301 convertible note purchased by MVM Executive Limited.

October 2010

In October 2010, we received gross proceeds of $1,500,000 from the sale of convertible notes in a private placement to certain of our existing investors. The convertible notes accrue interest at a rate equal to 8% per year, compounding daily, and have a maturity date of December 31, 2011, unless converted prior thereto. The convertible notes were automatically converted into shares of our Common Stock upon the closing of our initial public offering at a conversion price equal to 80% of the price to the public in the offering. No payments of principal or interest have been made under these convertible notes.

The following table sets forth the participation in this financing by our executive officers, entities affiliated with our directors and our 5% stockholders and their affiliates.

Name	Principal Amount of Note
Funds managed by Advent International Corporation(1)	$394,736
Alta BioPharma HLS III Limited Partnership and affiliated entities(2)	370,599
Index Ventures III (Jersey), L.P. and affiliated entities(3)	427,242
MVM International Life Sciences Fund No. 1 Limited Partnership and affiliated entities(4)	128,887
William H. Lewis	16,976

(1)	Consists of $158,210 convertible note purchased by Advent Healthcare and Life Sciences III Limited Partnership, $232,184 convertible note purchased by Advent Healthcare and Life Sciences III-A Limited

Partnership and $4,342 convertible note purchased by Advent Partners HLS III Limited Partnership. Advent International has engaged White Cube Management LLC to advise it with respect to the operation of certain private equity funds, including the above listed funds. Dr. Fisherman, a director of Aegerion until he resigned on April 12, 2011, is a managing director of White Cube. Dr. Fisherman disclaims beneficial ownership except to the extent of his proportionate pecuniary interest therein.

(2)	Consists of $339,438 convertible note purchased by Alta BioPharma Partners III, L.P., $22,796 convertible note purchased by Alta BioPharma Partners III GmbH & Co. Beteiligungs KG and $8,365 convertible note purchased by Alta Embarcadero BioPharma Partners III, LLC. Alison Kiley, a director of Aegerion, is a Director of Alta BioPharma Partners. Ms. Kiley disclaims beneficial ownership except to the extent of her proportionate pecuniary interest therein.
(3)	Consists of $3,418 convertible note purchased by Yucca Partners L.P. (Jersey Branch) as Administrator of the Index Co-Investment Scheme, $280,662 convertible note purchased by Index Ventures III (Delaware) L.P., $138,162 convertible note purchased by Index Ventures III (Jersey) L.P. and $5,000 convertible note purchased by Index Ventures III Parallel Entrepreneur Fund (Jersey) L.P. Michèle Ollier, a director of Aegerion, is a partner of Index Ventures. Dr. Ollier disclaims beneficial ownership except to the extent of her proportionate pecuniary interest therein.
(4)	Consists of $127,586 convertible note purchased by MVM International Life Sciences Fund No. 1 Limited Partnership and $1,301 convertible note purchased by MVM Executive Limited.

In October 2010, we amended the terms of all previously issued convertible notes such that the conversion price of the convertible notes was changed from 85% to 80% of the price to the public in the initial public offering.

Purchase of Common Stock in Our Initial Public Offering

October 2010

On October 27 2010, our chief executive officer and certain of our 5% stockholders and their affiliates purchased an aggregate of 1,131,580 shares of our Common Stock at the closing of our initial public offering at the initial price to the public, as set forth in the table below.

Name	Number of Shares of Common Stock Purchased	Aggregate Purchase Price for Shares of Common Stock(3)
Funds managed by Advent International Corporation(1)	263,159	2,500,000
Alta BioPharma HLS III Limited Partnership and affiliated entities(2)	315,790	3,000,000
Index Ventures III (Jersey), L.P. and affiliated entities(3)	315,790	3,000,000
MVM International Life Sciences Fund No. 1 Limited Partnership and affiliated entities(4)	131,579	1,252,000
Marc D. Beer	105,263	999,999

(1)	Consists of 105,474 shares of Common Stock purchased by Advent Healthcare and Life Sciences III Limited Partnership, 154,790 shares of Common Stock purchased by Advent Healthcare and Life Sciences III-A Limited Partnership and 2,895 shares of Common Stock purchased by Advent Partners HLS III Limited Partnership. Advent International has engaged White Cube Management LLC to advise it with respect to the operation of certain private equity funds, including the above listed funds. Dr. Fisherman, a director of Aegerion until he resigned on April 12, 2011, is a managing director of White Cube. Dr. Fisherman disclaims beneficial ownership except to the extent of his proportionate pecuniary interest therein.
(2)	Consists of 289,236 shares of Common Stock purchased by Alta BioPharma Partners III, L.P., 19,426 shares of Common Stock purchased by Alta BioPharma Partners III GmbH & Co. Beteiligungs KG and 7,128 shares of Common Stock purchased by Alta Embarcadero BioPharma Partners III, LLC. Alison Kiley, a director of Aegerion, is a Director of Alta BioPharma Partners. Ms. Kiley disclaims beneficial ownership except to the extent of her proportionate pecuniary interest therein.

(3)	315,790 shares of Common Stock purchased by Index Ventures III (Delaware) L.P. Michèle Ollier, a director of Aegerion, is a partner of Index Ventures. Dr. Ollier disclaims beneficial ownership except to the extent of her proportionate pecuniary interest therein.
(4)	Consists of 130,263 shares of Common Stock purchased by MVM International Life Sciences Fund No. 1 Limited Partnership and 1,316 shares of Common Stock purchased by MVM Executive Limited.

Employment and Consulting Agreements

We have also entered into employment agreements with Messrs. Beer, Cavan and Lewis and Ms. Pellizzari that provide for certain salary, bonus and severance compensation. For more information regarding these agreements, see “Executive Compensation — Employment Agreements and Severance Agreements.”

Stock Option Awards

For more information regarding stock options awarded to our named executive officers, see “Executive Compensation — Outstanding Equity Awards at Fiscal Year End.”

Policies for Approval of Related Person Transactions

Our Board of Directors reviews and approves transactions with directors, officers, and holders of five percent or more of our voting securities and their affiliates, each, a related person. We have adopted a related person transaction approval policy that governs the review of related person transactions. Pursuant to this policy, if we want to enter into a transaction with a related person or an affiliate of a related person, our general counsel will review the proposed transaction to determine, based on applicable NASDAQ and SEC rules, if such transaction requires pre-approval by the Audit Committee and/or Board of Directors. If pre-approval is required, such matters will be reviewed at the next regular or special Audit Committee and/or Board of Directors meeting. We may not enter into a related person transaction unless our general counsel has either specifically confirmed in writing that no further reviews are necessary or that all requisite corporate reviews have been obtained.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

The Board of Directors has voted to nominate Sol J. Barer, Ph.D. and Antonio Gotto Jr., M.S., D.Phil for election as Class I directors at the Annual Meeting to serve for a term of three years until the 2014 Annual Meeting of Stockholders, and until their respective successors are duly elected and qualified. The Class II directors, Alison Kiley, and Michèle Ollier, and the Class III directors, Marc D. Beer and David I. Scheer, will serve until the Annual Meetings of Stockholders to be held in 2012 and 2013, respectively, and until their respective successors have been elected and qualified.

Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election as Class I directors of Sol J. Barer, Ph.D. and Antonio Gotto Jr., M.S., D.Phil. In the event that any nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in his or her place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.

A plurality of the shares voted at the Annual Meeting is required to elect each nominee as a director.

The Board of Directors recommends a vote “FOR” the election of each of Sol J. Barer, Ph.D. and Antonio Gotto Jr., M.D., D.Phil as a Class I director, and proxies solicited by the Board of Directors will be voted in favor thereof unless a stockholder has indicated otherwise on the proxy.

PROPOSAL NO. 2 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

Recently enacted federal legislation (Section 14A of the Securities Exchange Act of 1934) requires that we include in this proxy statement a non-binding stockholder vote on our executive compensation as described in this proxy statement (commonly referred to as “Say-on-Pay”).

We encourage stockholders to review the Executive Compensation section on pages 19 to 33, including the Compensation Discussion and Analysis section on pages 19 to 24.

Specifically our compensation programs are designed to:

•	attract and retain individuals with superior ability and managerial experience;

•	align executive officers’ incentives with our corporate strategies, business objectives and the long-term interests of our stockholders; and

•

increase the incentive to achieve key strategic performance measures by linking incentive award opportunities to the achievement of performance objectives and by providing a portion of total compensation for executive officers in the form of ownership in our company.

To achieve these objectives, we seek to provide a competitive compensation package that ties a substantial portion of the executive’s overall compensation to both our company objectives and the executive’s individual performance. Base salary increases and annual performance bonuses are tied to our company and individual performance in relation to competitive market conditions. Equity awards are primarily used to promote long-term stockholder value and employee retention through the use of multi-year vesting schedules that provide an incentive to the executive to remain in our employ through the end of the vesting period in order to share in any increase in our company value over time.

We believe our compensation program strikes the appropriate balance between utilizing responsible, reassured pay practices and effectively incentivizing our executives to dedicate themselves fully to value creation for our stockholders.

We are asking you to indicate your support for the compensation of our named executive officers as described in this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the compensation philosophy, policies and practices described in this proxy statement. Accordingly, we are asking you to vote, on an advisory basis, FOR the following resolution at the Annual Meeting.

“RESOLVED, that the stockholders hereby approve the compensation of the Company’s named executive officers as described in this proxy statement under “Compensation Discussion and Analysis” and “Executive Compensation” and the tabular and narrative disclosure contained in this proxy statement.”

Because the vote is advisory, it will not be binding upon the Board of Directors or the Compensation Committee and neither the Board of Directors nor the Compensation Committee will be required to take any action as a result of the outcome of the vote on this proposal. However, the Board of Directors and Compensation Committee will carefully consider the outcome of the vote when considering future executive compensation arrangements.

The Board of Directors Recommends a Vote “For” The Approval of The Compensation of Our Named Executive Officers as Disclosed in this Proxy Statement.

PROPOSAL NO. 3 – ADVISORY VOTE TO DETERMINE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

Recently enacted federal legislation also requires that we include in this proxy statement a separate non-binding shareholder vote to advise on whether the Say-on-Pay vote should occur every one, two or three years. You have the option to vote on the proxy card for any one of the three options, or to abstain on the matter.

The Say-on-Pay and frequency of Say-on-Pay voting provisions are new, and based on a number of considerations, our Board of Directors believes that the Say-on-Pay vote should be conducted every three years (a “triennial” vote). Our Board believes that a triennial vote will be the most effective means for conducting and responding to a Say-on-Pay vote. An advisory vote held every three years will provide our Board and Compensation Committee with sufficient time to thoughtfully evaluate and respond to stockholder input and effectively implement desired changes to our compensation programs. The results of a Say-on-Pay vote received at our Annual Meeting will be considered by our management and Board as we develop our compensation programs for the upcoming fiscal year. Accordingly, our Board believes that a triennial vote is appropriate as it allows time for any changes to incentive programs to be designed and implemented and for the results to be evaluated and reported to stockholders. A triennial vote will also provide our stockholders will sufficient time to evaluate the effectiveness of incentive programs, compensation strategies and our performance.

You may cast you vote on the preferred voting frequency by choosing the option of one year, two years, three years or abstain from voting when you vote in response to the resolution set forth below.

“RESOLVED: that the option of one year, two years, or three years that receives the highest number of votes cast for this resolution will be determined to be the preferred frequency with Aegerion Pharmaceuticals, Inc. is to hold a stockholder vote to approve the compensation of its named executive officers, as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules.”

Please note that you are not voting to approve or disapprove of the Board of Directors recommendation on the frequency of the Say-on-Pay vote.

Since this advisory vote on the frequency of the Say-on-Pay vote is non-binding, neither the Board of Directors nor the Compensation Committee will be required to take any action as a result of the outcome of the vote on this proposal. However, our Board of Directors and Compensation Committee will give careful consideration to the choice that receives the most votes when considering the frequency of future Say-on-Pay votes.

The Board of Directors Recommends a Vote To Conduct an Advisory Vote On Executive Compensation Every Three Years

PROPOSAL NO. 4 – RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has directed the Company to submit the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 (“fiscal 2011”) for ratification by the stockholders at the Annual Meeting. Neither the by-laws nor other governing documents or law require stockholder ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm. However, the Audit Committee is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during fiscal 2011 if it determines that such a change would be in the best interests of the Company and its stockholders.

A representative of Ernst & Young LLP is expected to attend the Annual Meeting and will have the opportunity to make a statement if he or she so desires, and will be available to respond to appropriate questions of stockholders.

Ratification of the selection of Ernst & Young LLP requires that the holders of a majority of the shares present or in person or represented by proxy and entitled to vote at the Annual Meeting vote “For” this Proposal 4. An abstention vote will have the same affect as a vote “Against” this Proposal 4. Discretionary votes by banks, brokers and other nominees on this routine proposal will be counted towards the quorum requirement and will affect the outcome of the vote.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2011.

Report of the Audit Committee

The Audit Committee has reviewed and discussed our audited financial statements with management. In addition, the Audit Committee has discussed with Ernst & Young LLP, our independent registered public accounting firm, the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Accounting Oversight Board in Rule 3200T, which includes, among other items, matters related to the conduct of the audit and our financial statements. The Audit Committee has also reviewed the written disclosures and letter required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young LLP’s communications with the Audit Committee concerning independence. The Audit Committee has reviewed with Ernst & Young LLP, the independent registered public accounting firm’s independence from Aegerion Pharmaceuticals, Inc.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and Ernst & Young LLP, the Audit Committee unanimously recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010, for filing with the Securities and Exchange Commission.

Members of the Aegerion Pharmaceuticals, Inc.

Audit Committee

David I. Scheer, Chairman

Antonio M. Gotto, M.D., D. Phil

Alison Kiley

This report shall not constitute “soliciting material,” shall not be deemed “filed” with the Securities and Exchange Commission and is not to be incorporated by reference into any of our other filings under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this report by reference therein.

Independent Accountants’ Fees and Services

The following sets forth fees billed for audit and other services provided by Ernst & Young LLP for the fiscal years ended December 31, 2010 and December 31, 2009:

Fee Category	Year Ended December 31, 2009	Year Ended December 31, 2010
Audit Fees	$75,000	$707,840
Audit-Related Fees	—	—
Tax Fees	18,800	33,500
Other Fees	—	—
Total fees	$93,800	$741,340

The Audit Committee has adopted a Pre-Approval Policy for Audit and Non-Audit Service, or the Pre-Approval Policy, which sets forth the procedures and the conditions pursuant to which services to be performed by the independent registered accounting firm may be pre-approved. Unless a type of service has been pre-approved pursuant to the Pre-Approval Policy, it must be separately pre-approved by the Audit Committee or the Chairman of the Audit Committee, before it may be provided by the independent registered accounting firm. Pursuant to the Pre-Approval Policy, certain audit services, audit-related services, tax services and other services have been pre-approved by the Audit Committee. Below is a brief summary of each category of services and the types of services that the Audit Committee has pre-approved in each category.

Audit services are services necessary for the audit of our annual financial statements and the review of our quarterly financial statements and services that are normally provided by the accountants in connection with statutory and regulatory filings or engagements. The Audit Committee has pre-approved audit services associated with SEC filings, consultations concerning financial accounting and reporting standards and attestation if management reports on internal controls.

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of our financial statements that are traditionally performed by the independent auditor. The Audit Committee has pre-approved audit-related services associated with financial statement audits of employee benefit plans, due diligence services and accounting consultations related to potential business transactions, internal control review and assistance with internal control matters, attest services not required by rule or regulation, information systems reviews not performed in connection with audit, review of the effectiveness of the internal audit function and general assistance with the implementation of the requirements of the SEC rules or listing standards.

Tax services are professional services rendered for tax compliance, tax advice and tax planning. The Audit Committee has pre-approved tax services related to U.S. federal, state and local tax planning and advice and compliance, international tax planning and compliance, review of federal, state, local and international income, franchise and other tax reports and licensing or purchase of income tax preparation software from the independent registered accounting firm, provided the functionality is limited to preparation of tax returns.

Other services are services other than audit, audit-related or tax services that are routine and recurring services that would not impair the independence of the auditor. The Audit Committee has pre-approved risk management advisory services as a form of other services.

All of the services performed by the independent registered accounting firm that were performed in our fiscal years ended December 31, 2009 and December 31, 2010 were pre-approved by the Audit Committee.

PROPOSAL NO. 5 – RATIFICATION OF THE 2010 STOCK OPTION AND INCENTIVE PLAN

Prior to our initial public offering, Board of Directors and stockholders approved the 2010 Stock Option and Incentive Plan (the “2010 Option Plan”). Under pertinent IRS regulations, grants made to “Covered Employees” (as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”)) under the 2010 Option Plan prior to the earlier of (i) the material modification of the 2010 Option Plan or (ii) our 2014 annual stockholders’ meeting (the “Reliance Period”) are not subject to the cap on the Company’s tax deduction imposed by Section 162(m) of the Code with respect to compensation in excess of $1 million per Covered Employee in any year. The Board of Directors seeks stockholders’ ratification of the 2010 Option Plan so that certain grants made to Covered Employees under the 2010 Option Plan, including stock options, stock appreciation rights, and certain other awards subject to performance-based vesting, will continue to qualify as “performance-based compensation” under Section 162(m) of the Code beyond the Reliance Period and therefore exempt from the cap on the Company’s tax deduction imposed by Section 162(m) of the Code. If the stockholders do not ratify the 2010 Option Plan, we will either not make grants to Covered Employees under the 2010 Option Plan after the Reliance Period or seek stockholder approval of a new stock plan before the end of the Reliance Period.

The material features of the 2010 Option Plan are:

•

In connection with the 2010 Option Plan, 2,662,709 shares of Common Stock have been initially reserved for the issuance of awards under the 2010 Option Plan. The 2010 Option Plan provides that the number of shares reserved and available for issuance thereunder will automatically increase each January 1, beginning in 2011, by 4.0% of the outstanding number of shares of Common Stock on the immediately preceding December 31;

•

The shares issued by us under the 2010 Option Plan will be authorized but unissued shares. The shares underlying any awards that are forfeited, canceled, expire or are terminated (other than by exercise) under the 2010 Option Plan are added back to the shares available for issuance under the 2010 Option Plan. Shares tendered or held back upon exercise of an option or settlement of an award granted under the 2010 Option Plan to cover the exercise price or tax withholding are available for future issuance under the 2010 Option Plan;

•

The award of stock options (both incentive and non-qualified options), stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, cash-based awards, performance shares and dividend equivalent rights is permitted;

•	Minimum vesting periods are required for grants of restricted stock, restricted stock units and performance shares;

•	The term of the 2010 Option Plan expires on October 15, 2020;

•	Any material amendment is subject to approval by our stockholders; and

•

The 2010 Option Plan will be administered either by the Board of Directors or by the Administrator of the Board of Directors (in either case, the “Administrator”). The Administrator has full power and authority to select the participants to whom awards will be granted, to make any combination of awards to participants, to accelerate the exercisability or vesting of any award and to determine the specific terms and conditions of each award, subject to the provisions of the 2010 Option Plan.

Based solely on the closing price of the Company’s common stock as reported on the Nasdaq Select Market on March 15, 2011 and the maximum number of shares that would have been available for awards as of such date, the maximum aggregate market value of the shares that could potentially be issued under the 2010 Option Plan is $43,411,068.

Qualified Performance-Based Compensation under Code Section 162(m)

To ensure that certain awards granted under the 2010 Option Plan to a “Covered Employee” (as defined in the Code) qualify as “performance-based compensation” under Section 162(m) of the Code, the 2010 Option Plan provides that the Administrator may require that the vesting of such awards be conditioned on the satisfaction of performance criteria that may include any or all of the following: (1) earnings before interest, taxes, depreciation and amortization, (2) net income (loss) (either before or after interest, taxes, depreciation and/or amortization), (3) changes in the market price of our common stock, (4) economic value-added, (5) funds from operations or similar measure, (6) sales or revenue, (7) acquisitions or strategic transactions, (8) operating income (loss), (9) cash flow (including, but not limited to, operating cash flow and free cash flow), (10) return on capital, assets, equity, or investment, (11) stockholder returns, (12) return on sales, (13) gross or net profit levels, (14) productivity, (15) expense, (16) margins, (17) operating efficiency, (18) customer satisfaction, (19) working capital, (20) earnings (loss) per share of common stock, (21) sales or market shares and (22) number of customers, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Administrator will select the particular performance criteria within 90 days following the commencement of a performance cycle. Subject to adjustments for stock splits and similar events, the maximum award granted to any one individual that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code will not exceed 1,500,000 shares of Common Stock for any performance cycle and options or stock appreciation rights with respect to no more than 1,500,000 shares of Common Stock may be granted to any one individual during any calendar year period. If a performance-based award is payable in cash, it cannot exceed $2 million for any performance cycle.

The Board of Directors believes that it is important to maintain our flexibility to make awards to Covered Employees beyond the Reliance Period and to preserve our tax deduction for such awards that qualify as “performance-based compensation” under Section 162(m) of the Code.

Summary of the 2010 Option Plan

The following description of certain features of the 2010 Option Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the 2010 Option Plan that is attached hereto as Exhibit A.

Plan Administration. The 2010 Option Plan is administered by the Administrator. The Administrator has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the 2010 Option Plan. The Administrator may delegate to our Chief Executive Officer the authority to grant stock options to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act and not subject to Section 162(m) of the Code, subject to certain limitations and guidelines.

Eligibility. Persons eligible to participate in the 2010 Option Plan will be those full or part-time officers, employees, non-employee directors and other key persons (including consultants and prospective employees) of the Company and its subsidiaries as selected from time to time by the Administrator in its discretion. Approximately 19 officers, employees and non-employee directors are currently eligible to participate in the 2010 Option Plan, which includes 4 officers, 10 employees who are not officers, and 5 non-employee directors.

Plan Limits. In connection with the 2010 Option Plan, 2,662,709 shares of Common Stock have been initially reserved for the issuance of awards under the 2010 Option Plan. The 2010 Option Plan provides that the number of shares reserved and available for issuance thereunder will automatically increase each January 1, beginning in 2011, by 4.0% of the outstanding number of shares of the Company’s common stock on the immediately preceding December 31. The maximum award of stock options or stock appreciation rights granted to any one individual will not exceed 1,500,000 shares of Common Stock (subject to adjustment for stock splits and similar events) for any calendar year period. If any award of restricted stock, restricted stock units or performance shares granted to an individual is intended to qualify as “performance-based compensation” under

Section 162(m) of the Code, then the maximum award shall not exceed 1,500,000 shares of Common Stock (subject to adjustment for stock splits and similar events) to any one such individual in any performance cycle. If any cash-based award is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, then the maximum award to be paid in cash in any performance cycle may not exceed $2 million. In addition, the shares reserved and available for issuance under the Plan will be issued in the form of incentive stock options may not exceed 2,662,709 cumulatively increased on January 1, 2011 and on each January 1 thereafter by the lesser of 4 percent of the number of shares of outstanding stock in the immediately preceding December 31, or 600,000 shares.

Stock Options. The 2010 Option Plan permits the granting of (1) options to purchase Common Stock intended to qualify as incentive stock options under Section 422 of the Code and (2) options that do not so qualify. Options granted under the 2010 Option Plan will be non-qualified options if they fail to qualify as incentive options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of the Company and its subsidiaries. Non-qualified options may be granted to any persons eligible to receive incentive options and to non-employee directors and key persons. The option exercise price of each option will be determined by the Administrator but may not be less than 100% of the fair market value of the common stock on the date of grant. Fair market value for this purpose will be the last reported sale price of the shares of common stock on NASDAQ on the date of grant. The exercise price of an option may be reduced after the date of the option grant.

The term of each option will be fixed by the Administrator and may not exceed ten years from the date of grant. The Administrator will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the Administrator. In general, unless otherwise permitted by the Administrator, no option granted under the 2010 Option Plan is transferable by the optionee other than by will or by the laws of descent and distribution, and options may be exercised during the optionee’s lifetime only by the optionee, or by the optionee’s legal representative or guardian in the case of the optionee’s incapacity.

Upon exercise of options, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the Administrator or by delivery (or attestation to the ownership) of shares of Common Stock that are beneficially owned by the optionee for at least six months or were purchased in the open market. Subject to applicable law, the exercise price may also be delivered to us by a broker pursuant to irrevocable instructions to the broker from the optionee. In addition, the Administrator may permit non-qualified options to be exercised using a net exercise feature which reduces the number of shares issued to the optionee by the number of shares with a fair market value equal to the exercise price.

To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one calendar year.

Stock Appreciation Rights. The Administrator may award stock appreciation rights subject to such conditions and restrictions as the Administrator may determine. Stock appreciation rights entitle the recipient to shares of Common Stock equal to the value of the appreciation in the stock price over the exercise price. The exercise price is the fair market value of the Common Stock on the date of grant and the maximum term is ten years.

Restricted Stock. The Administrator may award shares of Common Stock to participants subject to such conditions and restrictions as the Administrator may determine. These conditions and restrictions may include the achievement of certain performance goals (as summarized above) and/or continued employment with us through a specified restricted period. With respect to grants of restricted stock to employees, the restriction shall be at least one year if the vesting is performance-based and at least three years of the vesting is service-based.

Restricted Stock Units. The Administrator may grant restricted stock units to any participants. Restricted stock units are ultimately payable in the form of shares of Common Stock and may be subject to such conditions and restrictions as the Administrator may determine. These conditions and restrictions may include the achievement of certain performance goals (as summarized above) and/or continued employment with the Company through a specified vesting period. With respect to grants of restricted stock units to employees, the restriction shall be at least one year if the vesting is performance-based and at least three years of the vesting is service-based. In the Administrator’s sole discretion, it may permit a participant to make an advance election to receive a portion of his or her future cash compensation otherwise due in the form of a deferred stock award, subject to the participant’s compliance with the procedures established by the Administrator and requirements of Section 409A of the Code. During the deferral period, the deferred stock awards may be credited with dividend equivalent rights.

Unrestricted Stock Awards. The Administrator may also grant shares of Common Stock which are free from any restrictions under the 2010 Option Plan. Unrestricted stock may be granted to any participant in recognition of past services or other valid consideration and may be issued in lieu of cash compensation due to such participant.

Performance Awards. The Administrator may also grant shares of Common Stock contingent upon the achievement of certain performance grants (as summarized above).

Cash-Based Awards. The Administrator may grant cash bonuses under the 2010 Option Plan to participants. The cash bonuses may be subject to the achievement of certain performance goals (as summarized above).

Dividend Equivalent Rights. The Administrator may grant dividend equivalent rights to participants which entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified shares of Common Stock. Dividend equivalent rights may be granted as a component of another award (other than a stock option or stock appreciation right) or as a freestanding award. Dividend equivalent rights may be settled in cash, shares of Common Stock or a combination thereof, in a single installment or installments, as specified in the award.

Change of Control Provisions. The 2010 Option Plan provides that upon the effectiveness of a “sale event” as defined in the 2010 Option Plan, except as otherwise provided by the Administrator in an award agreement, all awards under the 2010 Option Plan will automatically terminate, unless the parties to the sale event agree that such awards will be assumed or continued by the successor entity. In the event of such termination, all options and stock appreciation rights will become fully exercisable as of the effective time of the sale event and all other awards will become fully vested and nonforfeitable as of the effective time of the sale event, except as the Administrator may otherwise specify with respect to particular awards, and any awards with conditions and restrictions relating to the attainment of performance goals may become vested and nonforfeitable in connection with a sale event in the Administrator’s discretion. In the event of such termination, participants holding options and stock appreciation rights will be permitted to exercise such options and stock appreciation rights prior to the sale event. In addition, in the case of a sale event in which our stockholders will receive cash consideration, we may make or provide for a cash payment to participants holding options and stock appreciation rights equal to the difference between the per share cash consideration and the exercise price of the options or stock appreciation rights.

Adjustments for Stock Dividends, Stock Splits, Etc. The 2010 Option Plan requires the Administrator to make appropriate adjustments to the number of shares of Common Stock that are subject to the 2010 Option Plan, to certain limits in the 2010 Option Plan, and to any outstanding awards to reflect stock dividends, stock splits, extraordinary cash dividends and similar events.

Tax Withholding. Participants in the 2010 Option Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. Subject to approval by the Administrator, participants may elect to have the minimum tax withholding obligations satisfied by authorizing us to withhold shares of Common Stock to be issued pursuant to the exercise or vesting.

Amendments and Termination. The Board may at any time amend or discontinue the 2010 Option Plan and the Administrator may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent. To the extent required under the rules of NASDAQ, any amendments that materially change the terms of the 2010 Option Plan will be subject to approval by our stockholders. Amendments shall also be subject to approval by our stockholders if and to the extent determined by the Administrator to be required by the Code to preserve the qualified status of incentive options or to ensure that compensation earned under the 2010 Option Plan qualifies as performance-based compensation under Section 162(m) of the Code.

New Plan Benefits

Because the grant of awards under the 2010 Option Plan is within the discretion of the Administrator, we cannot determine the dollar value or number of shares of Common Stock that will in the future be received by or allocated to any participant in the 2010 Option Plan. Accordingly, in lieu of providing information regarding benefits that will be received under the 2010 Option Plan, the following table provides information concerning the benefits that were received by the following persons and groups during 2010: each named executive officer; all current executive officers, as a group; all current directors who are not executive officers, as a group; and all employees who are not executive officers, as a group.

Options
Name and Position	Average Exercise Price	Number (#)

Marc D. Beer Chief Executive Officer and Director	—	—

William F. Lewis President	—	—

Christine A. Pellizzari Executive Vice President, General Counsel and Secretary	—	—

John T. Cavan Vice President and Chief Accounting Officer	—	—

William J. Sasiela, PhD. Former Chief Medical Officer and Executive Vice President, Clinical	—	—

All current executive officers, as a group	—	—

All current directors who are not executive officers, as a group	$9.50	10,238

All current employees who are not executive officers, as a group	—	—

Tax Aspects Under the Code

The following is a summary of the principal federal income tax consequences of certain transactions under the 2010 Option Plan. It does not describe all federal tax consequences under the 2010 Option Plan, nor does it describe state or local tax consequences.

Incentive Options. No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If shares of Common Stock issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) we will not be entitled to any deduction for federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If shares of Common Stock acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of common stock at exercise (or, if less, the amount realized on a sale of such shares of common stock) over the option price thereof, and (ii) we will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares of common stock.

If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Options. No income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of Common Stock on the date of exercise, and we receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of Common Stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of Common Stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Other Awards. We generally will be entitled to a tax deduction in connection with an award under the 2010 Option Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral.

Parachute Payments. The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change in control (such as a sale event) may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to us , in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on Deductions. Under Section 162(m) of the Code, our deduction for certain awards under the 2010 Option Plan may be limited to the extent that the Chief Executive Officer or other executive officer whose compensation is required to be reported in the summary compensation table (other than the Principal Financial Officer) receives compensation in excess of $1 million a year (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code). The 2010 Option Plan is structured to allow certain awards to qualify as performance-based compensation.

The affirmative vote of a majority of shares of common stock present in person or represented by proxy at the meeting and entitled to vote on this proposal is required for the ratification of the 2010 Option Plan.

The Board Of Directors recommends a vote “FOR” the ratification of the 2010 Stock Option and Incentive Plan.

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2010 with respect to compensation plans (including individual compensation arrangements) under which equity securities are authorized for issuances:

	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders (employees and directors)	1,823,592	$2.17	2,621,127	(1)
Equity compensation plans not approved by security holders (2)	—	—	—

(1)	Shares issuable under the 2010 Stock Option and Incentive Plan.
(2)	We do not have any equity compensation plans that were not approved by our security holders.

STOCKHOLDER PROPOSALS FOR THE 2012 ANNUAL STOCKHOLDERS MEETING

If you wish to submit a proposal to be considered for inclusion in next year’s proxy materials or nominate a director, your proposal must be in proper form according to SEC Regulation 14A, Rule 14a-8 and received by the Secretary of the Company no later than December 23, 2011. Proposals received after that date will not be voted on at the annual meeting. If a proposal is received before that date, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. To be timely, stockholder notice of any such proposal must be received by us not earlier than February 1, 2012 and not later than March 2, 2012; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after the anniversary date of the preceding year’s annual meeting, or if no annual meeting were held for the preceding year, notice by the stockholder to be timely must be delivered not earlier than the close of business on the ninetieth (90) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or the tenth (10th) day following the day on which we first make a public announcement of the date of such meeting. All stockholder proposals should be marked for the attention of Secretary, c/o Aegerion Pharmaceuticals, Inc. at Bed One, 135 U.S. Highway 202/206, Suite 15, Bedminster, NJ 07921. We advise you to review our Amended and Restated Bylaws, or by-laws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

HOUSEHOLDING OF MEETING MATERIALS

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, beneficial owners of our Common Stock who have the same address and last name and have not previously requested electronic delivery of proxy materials will receive a single envelope containing the Notice Regarding Internet Availability of Proxy Materials, or Proxy Notice, for all beneficial owners of our Common Stock having that address. This procedure will reduce our printing costs and postage fees. If, in the future, you do not wish to participate in householding and prefer to receive your Proxy Notice in a separate envelope, please contact the Investor Relations Department at 101 Main Street, Cambridge, Massachusetts 02142, or e-mail Investor Relations at investorrelations@aegerion.com. We will respond promptly to such requests.

For those beneficial owners who have the same address and last name and who request to receive a printed copy of the proxy materials by mail, we will send only one copy of such materials to each address unless one or more of those beneficial owners notifies us, in the same manner described above, that they wish to receive a printed copy for each beneficial owners at that address.

GENERAL

Management does not intend to bring any business before the Annual Meeting other than the matters referred to in the accompanying notice. If, however, any other matters properly come before the Annual Meeting, it is intended that the persons named in the accompanying proxy will vote pursuant to the proxy in accordance with their best judgment on such matters.

OTHER INFORMATION

Proxies are being solicited by our Board of Directors. We will bear the costs of the solicitation of the proxies on behalf of the Board of Directors. Our directors, officers or employees may solicit proxies in person, or by mail, telephone, facsimile or electronic transmission. The costs associated with the solicitation of proxies will include the cost of preparing, printing, and mailing this Proxy Statement, the Proxy Notice and any other information we send to stockholders. In addition, we must pay banks, brokers, custodians and other persons representing beneficial owners of shares held in street name certain fees associated with:

•	Forwarding printed proxy materials by mail to beneficial owners; and

•	Obtaining beneficial owners’ voting instructions.

If you choose to access the proxy materials and/or vote on the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur.

BY ORDER OF THE BOARD OF

DIRECTORS

/S/    CHRISTINE PELLIZZARI

Christine Pellizzari

Executive Vice President, General Counsel

and Secretary

Aegerion Pharmaceuticals, Inc.

Exhibit A

AEGERION PHARMACEUTICALS, INC.

2010 STOCK OPTION AND INCENTIVE PLAN

SECTION 1. GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the Aegerion Pharmaceuticals, Inc. 2010 Stock Option and Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and other key persons (including Consultants and prospective employees) of Aegerion Pharmaceuticals, Inc. (the “Company”) and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Administrator” means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non-Employee Directors who are independent.

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Awards, Unrestricted Stock Awards, Cash-Based Awards, Performance Share Awards and Dividend Equivalent Rights.

“Award Certificate” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Certificate is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Consultant” means any natural person that provides bona fide services to the Company, and such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

“Covered Employee” means an employee who is a “Covered Employee” within the meaning of Section 162(m) of the Code.

“Dividend Equivalent Right” means an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee.

“Effective Date” means the date on which the Plan is approved by stockholders as set forth in Section 21.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ Global Market or another national securities exchange, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations; provided further, however, that if the date for which Fair Market Value is determined is the first day when trading prices for the Stock are reported on a national securities exchange, the Fair Market Value shall be the “Price to the Public” (or equivalent) set forth on the cover page for the final prospectus relating to the Company’s Initial Public Offering.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Initial Public Offering” means the consummation of the first fully underwritten, firm commitment public offering pursuant to an effective registration statement under the Act covering the offer and sale by the Company of its equity securities, or such other event as a result of or following which the Stock shall be publicly held.

“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Performance-Based Award” means any Restricted Stock Award, Restricted Stock Units, Performance Share Award or Cash-Based Award granted to a Covered Employee that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code and the regulations promulgated thereunder.

“Performance Criteria” means the criteria that the Administrator selects for purposes of establishing the Performance Goal or Performance Goals for an individual for a Performance Cycle. The Performance Criteria (which shall be applicable to the organizational level specified by the Administrator, including, but not limited to, the Company or a unit, division, group, or Subsidiary of the Company) that will be used to establish Performance Goals are limited to the following: earnings before interest, taxes, depreciation and amortization, net income (loss) (either before or after interest, taxes, depreciation and/or amortization), changes in the market price of the Stock, economic value-added, funds from operations or similar measure, sales or revenue, acquisitions or strategic transactions, operating income (loss), cash flow (including, but not limited to, operating cash flow and free cash flow), return on capital, assets, equity, or investment, stockholder returns, return on sales, gross or net profit levels, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings (loss) per share of Stock, sales or market shares and number of customers, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group.

“Performance Cycle” means one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Criteria will be measured for the purpose of determining a grantee’s right to and the payment of a Restricted Stock Award, Restricted Stock Units, Performance Share Award or Cash-Based Award. Each such period shall not be less than 12 months.

“Performance Goals” means, for a Performance Cycle, the specific goals established in writing by the Administrator for a Performance Cycle based upon the Performance Criteria.

“Performance Share Award” means an Award entitling the recipient to acquire shares of Stock upon the attainment of specified Performance Goals.

“Restricted Stock Award” means an Award entitling the recipient to acquire, at such purchase price (which may be zero) as determined by the Administrator, shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Restricted Stock Units” means an Award of phantom stock units to a grantee.

“Sale Event” shall mean (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, or (iii) the sale of all of the Stock of the Company to an unrelated person or entity.

“Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Sale Event.

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Stock” means the Common Stock, par value $0.001 per share, of the Company, subject to adjustments pursuant to Section 3.

“Stock Appreciation Right” means an Award entitling the recipient to receive shares of Stock having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.

“Unrestricted Stock Award” means an Award of shares of Stock free of any restrictions.

SECTION 2. ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a) Administration of Plan. The Plan shall be administered by the Administrator.

(b) Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i) to select the individuals to whom Awards may from time to time be granted;

(ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units,

Unrestricted Stock Awards, Cash-Based Awards, Performance Share Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;

(iii) to determine the number of shares of Stock to be covered by any Award;

(iv) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Certificates;

(v) to accelerate at any time the exercisability or vesting of all or any portion of any Award provided that the Administrator generally shall not exercise discretion to accelerate Awards subject to Sections 7 and 8 except in the event of the grantee’s death, disability or retirement, or a change in control (including a Sale Event);

(vi) subject to the provisions of Section 5(b), to extend at any time the period in which Stock Options may be exercised; and

(vii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

(c) Delegation of Authority to Grant Options. Subject to applicable law, the Administrator, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Administrator’s authority and duties with respect to the granting of Options to individuals who are (i) not subject to the reporting and other provisions of Section 16 of the Exchange Act and (ii) not Covered Employees. Any such delegation by the Administrator shall include a limitation as to the amount of Options that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.

(d) Award Certificate. Awards under the Plan shall be evidenced by Award Certificates that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.

(e) Indemnification. Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

(f) Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United

States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

SECTION 3. STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

(a) Stock Issuable.1 The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 2,662,079 shares (the “Initial Limit”), subject to adjustment as provided in Section 3(c), plus on January 1, 2011 and each January 1 thereafter, the number of shares of Stock reserved and available for issuance under the Plan shall be cumulatively increased by four percent (4%) of the number of shares of Stock issued and outstanding on the immediately preceding December 31 (the “Annual Increase”). Subject to such overall limitation, the maximum aggregate number of shares of Stock that may be issued in the form of Incentive Stock Options shall not exceed the Initial Limit cumulatively increased on January 1, 2011 and on each January 1 thereafter by the lesser of the Annual Increase for such year or 600,000 shares of Stock, subject in all cases to adjustment as provided in Section 3(c). For purposes of this limitation, the shares of Stock underlying any Awards that are forfeited, canceled, held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options or Stock Appreciation Rights with respect to no more than 1,500,000 shares of Stock may be granted to any one individual grantee during any one calendar year period. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

(b) Reserved.

(c) Changes in Stock. Subject to Section 3(d) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual grantee and the maximum number of shares that may be granted under a Performance-Based Award, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iv) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (v) the exercise price for each share subject to any then outstanding

[1]	Number of shares of Stock are adjusted for the reverse stock split to be effective prior to the date of the Company’s Initial Public Offering.

Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

(d) Mergers and Other Transactions. Except as the Administrator may otherwise specify with respect to particular Awards in the relevant Award Certificate, in the case of and subject to the consummation of a Sale Event, all Options and Stock Appreciation Rights that are not exercisable immediately prior to the effective time of the Sale Event shall become fully exercisable as of the effective time of the Sale Event, all other Awards with time-based vesting, conditions or restrictions shall become fully vested and nonforfeitable as of the effective time of the Sale Event and all Awards with conditions and restrictions relating to the attainment of performance goals may become vested and nonforfeitable in connection with a Sale Event in the Administrator’s discretion, unless, in any case, the parties to the Sale Event agree that Awards will be assumed or continued by the successor entity. Upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate, unless provision is made in connection with the Sale Event in the sole discretion of the parties thereto for the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree (after taking into account any acceleration hereunder). In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a cash payment to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable (after taking into account any acceleration hereunder) at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights; or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights held by such grantee, including those that will become exercisable upon the consummation of the Sale Event; provided, however, that the exercise of the Options and Stock Appreciation Rights not exercisable prior to the Sale Event shall be subject to the consummation of the Sale Event.

(e) Substitute Awards. The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees, directors or other key persons of another corporation in connection with the merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Section 3(a).

SECTION 4. ELIGIBILITY

Grantees under the Plan will be such full or part-time officers and other employees, Non-Employee Directors and key persons (including Consultants and prospective employees) of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

SECTION 5. STOCK OPTIONS

Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.

(a) Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

(b) Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.

(c) Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(d) Method of Exercise. Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award Certificate:

(i) In cash, by certified or bank check or other instrument acceptable to the Administrator;

(ii) Through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that have been beneficially owned by the optionee for at least six months and that are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;

(iii) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; or

(iv) With respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.

Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock

Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award Certificate or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

(e) Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

SECTION 6. STOCK APPRECIATION RIGHTS

(a) Exercise Price of Stock Appreciation Rights. The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant.

(b) Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.

(c) Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Administrator. The term of a Stock Appreciation Right may not exceed ten years.

SECTION 7. RESTRICTED STOCK AWARDS

(a) Nature of Restricted Stock Awards. The Administrator shall determine the restrictions and conditions applicable to each Restricted Stock Award at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award Certificate shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

(b) Rights as a Stockholder. Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the Restricted Stock Award Certificate. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Stock shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Stock are vested as provided in Section 7(d) below, and (ii) certificated Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

(c) Restrictions. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Certificate. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, if a grantee’s employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Stock that has not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder. Following such deemed reacquisition of unvested Restricted Stock that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.

(d) Vesting of Restricted Stock. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company’s right of repurchase or forfeiture shall lapse. Notwithstanding the foregoing, in the event that any such Restricted Stock granted to employees shall have a performance-based goal, the restriction period with respect to such shares shall not be less than one year, and in the event any such Restricted Stock granted to employees shall have a time-based restriction, the total restriction period with respect to such shares shall not be less than three years; provided, however, that Restricted Stock with a time-based restriction may become vested incrementally over such three-year period. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested.” Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, a grantee’s rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the grantee’s termination of employment (or other service relationship) with the Company and its Subsidiaries and such shares shall be subject to the provisions of Section 7(c) above.

SECTION 8. RESTRICTED STOCK UNITS

(a) Nature of Restricted Stock Units. The Administrator shall determine the restrictions and conditions applicable to each Restricted Stock Unit at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award Certificate shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. Notwithstanding the foregoing, in the event that any such Restricted Stock Units granted to employees shall have a performance-based goal, the restriction period with respect to such Award shall not be less than one year, and in the event any such Restricted Stock Units granted to employees shall have a time-based restriction, the total restriction period with respect to such Award shall not be less than three years; provided, however, that any Restricted Stock Units with a time-based restriction may become vested incrementally over such three-year period. At the end of the deferral period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock. To the extent that an award of Restricted Stock Units is subject to Section 409A, it may contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order for such Award to comply with the requirements of Section 409A.

(b) Election to Receive Restricted Stock Units in Lieu of Compensation. The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an award of Restricted Stock Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate. Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Certificate.

(c) Rights as a Stockholder. A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the phantom stock units underlying his Restricted Stock Units, subject to such terms and conditions as the Administrator may determine.

(d) Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 9. UNRESTRICTED STOCK AWARDS

Grant or Sale of Unrestricted Stock. The Administrator may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 10. CASH-BASED AWARDS

Grant of Cash-Based Awards. The Administrator may, in its sole discretion, grant Cash-Based Awards to any grantee in such number or amount and upon such terms, and subject to such conditions, as the Administrator shall determine at the time of grant. The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash or in shares of Stock, as the Administrator determines.

SECTION 11. PERFORMANCE SHARE AWARDS

(a) Nature of Performance Share Awards. The Administrator may, in its sole discretion, grant Performance Share Awards independent of, or in connection with, the granting of any other Award under the Plan. The Administrator shall determine whether and to whom Performance Share Awards shall be granted, the Performance Goals, the periods during which performance is to be measured, which may not be less than one year, and such other limitations and conditions as the Administrator shall determine.

(b) Rights as a Stockholder. A grantee receiving a Performance Share Award shall have the rights of a stockholder only as to shares actually received by the grantee under the Plan and not with respect to shares subject to the Award but not actually received by the grantee. A grantee shall be entitled to receive shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the Performance Share Award Certificate (or in a performance plan adopted by the Administrator).

(c) Termination. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 18 below, in writing after the Award is issued, a grantee’s rights in all Performance Share Awards shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 12. PERFORMANCE-BASED AWARDS TO COVERED EMPLOYEES

(a) Performance-Based Awards. Any employee or other key person providing services to the Company and who is selected by the Administrator may be granted one or more Performance-Based Awards in the form of a Restricted Stock Award, Restricted Stock Units, Performance Share Awards or Cash-Based Award payable upon the attainment of Performance Goals that are established by the Administrator and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Administrator. The Administrator shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for any Performance Cycle. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Administrator, in its discretion, may adjust or modify the calculation of Performance Goals for such Performance Cycle in order to prevent the dilution or enlargement of the rights of an individual (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development, (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or (iii) in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions provided however, that the Administrator may not exercise such discretion in a manner that would increase the Performance-Based Award granted to a Covered Employee. Each Performance-Based Award shall comply with the provisions set forth below.

(b) Grant of Performance-Based Awards. With respect to each Performance-Based Award granted to a Covered Employee, the Administrator shall select, within the first 90 days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the Performance Criteria for such grant, and the Performance Goals with respect to each Performance Criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-Based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The Performance Criteria established by the Administrator may be (but need not be) different for each Performance Cycle and different Performance Goals may be applicable to Performance-Based Awards to different Covered Employees.

(c) Payment of Performance-Based Awards. Following the completion of a Performance Cycle, the Administrator shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-Based Awards earned for the Performance Cycle. The Administrator shall then determine the actual size of each Covered Employee’s Performance-Based Award, and, in doing so, may reduce or eliminate the amount of the Performance-Based Award for a Covered Employee if, in its sole judgment, such reduction or elimination is appropriate.

(d) Maximum Award Payable. The maximum Performance-Based Award payable to any one Covered Employee under the Plan for a Performance Cycle is 1,500,000 shares of Stock (subject to adjustment as provided in Section 3(c) hereof) or $2 million in the case of a Performance-Based Award that is a Cash-Based Award.

SECTION 13. DIVIDEND EQUIVALENT RIGHTS

(a) Dividend Equivalent Rights. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of an award of Restricted Stock Units, Restricted Stock Award or Performance Share Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Certificate. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent

Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of an award of Restricted Stock Units, Restricted Stock Award or Performance Share Award may provide that such Dividend Equivalent Right shall be settled upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award. A Dividend Equivalent Right granted as a component of a Restricted Stock Units, Restricted Stock Award or Performance Share Award may also contain terms and conditions different from such other Award.

(b) Interest Equivalents. Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide in the grant for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

(c) Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, a grantee’s rights in all Dividend Equivalent Rights or interest equivalents granted as a component of an award of Restricted Stock Units, Restricted Stock Award or Performance Share Award that has not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 14. TRANSFERABILITY OF AWARDS

(a) Transferability. Except as provided in Section 14(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

(b) Administrator Action. Notwithstanding Section 14(a), the Administrator, in its discretion, may provide either in the Award Certificate regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Awards (other than any Incentive Stock Options or Restricted Stock Units) to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award. In no event may an Award be transferred by a grantee for value.

(c) Family Member. For purposes of Section 14(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.

(d) Designation of Beneficiary. Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

SECTION 15. TAX WITHHOLDING

(a) Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.

(b) Payment in Stock. Subject to approval by the Administrator, a grantee may elect to have the Company’s minimum required tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

SECTION 16. SECTION 409A AWARDS

To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A.

SECTION 17. TRANSFER, LEAVE OF ABSENCE, ETC.

For purposes of the Plan, the following events shall not be deemed a termination of employment:

(a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

(b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 18. AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent. Except as provided in Section 3(c) or 3(d), without prior stockholder approval, in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect repricing through cancellation and re-grants or cancellation of Stock Options or Stock Appreciation Rights in exchange for cash. To the extent required under the rules of any securities exchange or market system on which the Stock is listed, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the

Code, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 18 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(c) or 3(d).

SECTION 19. STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 20. GENERAL PROVISIONS

(a) No Distribution. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

(b) Delivery of Stock Certificates. Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. All Stock certificates delivered pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

(c) Stockholder Rights. Until Stock is deemed delivered in accordance with Section 20(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.

(d) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

(e) Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.

(f) Forfeiture of Awards under Sarbanes-Oxley Act. If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, then any grantee who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company for the amount of any Award received by such individual under the Plan during the 12-month period following the first public issuance or filing with the United States Securities and Exchange Commission, as the case may be, of the financial document embodying such financial reporting requirement.

SECTION 21. EFFECTIVE DATE OF PLAN

This Plan shall become effective upon stockholder approval in accordance with applicable state law, the Company’s bylaws and articles of incorporation, and applicable stock exchange rules or pursuant to written consent. No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth anniversary of the date the Plan is approved by the Board.

SECTION 22. GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS: September 15, 2010

DATE APPROVED BY STOCKHOLDERS: October 1, 2010

INCENTIVE STOCK OPTION AGREEMENT

UNDER THE AEGERION PHARMACEUTICALS, INC.

2010 STOCK OPTION AND INCENTIVE PLAN

Name of Optionee:

No. of Option Shares:

Option Exercise Price per Share:	$
[FMV on Grant Date (110% of FMV if a 10% owner)]

Grant Date:

Expiration Date:
[up to 10 years (5 if a 10% owner)]

Pursuant to the Aegerion Pharmaceuticals, Inc. 2010 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Aegerion Pharmaceuticals, Inc. (the “Company”) hereby grants to the Optionee named above an option (the “Stock Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of shares of Common Stock, par value $0.001 per share (the “Stock”), of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan.

1. Exercisability Schedule. No portion of this Stock Option may be exercised until such portion shall have become exercisable. Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the exercisability schedule hereunder, this Stock Option shall be exercisable with respect to the following number of Option Shares on the dates indicated:

Incremental Number of Option Shares Exercisable*	Exercisability Date

( %)

( %)

( %)

( %)

( %)

*	Max. of $100,000 per yr.

Once exercisable, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.

2. Manner of Exercise.

(a) The Optionee may exercise this Stock Option only in the following manner: from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written notice to the Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased.

Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator; (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; or (iv) a combination of (i), (ii) and (iii) above. Payment instruments will be received subject to collection.

The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws, and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be purchased pursuant to the exercise of Stock Options under the Plan and any subsequent resale of the shares of Stock will be in compliance with applicable laws and regulations. In the event the Optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the Optionee upon the exercise of the Stock Option shall be net of the shares attested to.

(b) The shares of Stock purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such issuance and with the requirements hereof and of the Plan. The determination of the Administrator as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock.

(c) The minimum number of shares with respect to which this Stock Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Stock Option is being exercised is the total number of shares subject to exercise under this Stock Option at the time.

(d) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.

3. Termination of Employment. If the Optionee’s employment by the Company or a Subsidiary (as defined in the Plan) is terminated, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below.

(a) Termination Due to Death. If the Optionee’s employment terminates by reason of the Optionee’s death, any portion of this Stock Option outstanding on such date shall become fully exercisable and may thereafter be exercised by the Optionee’s legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier.

(b) Termination Due to Disability. If the Optionee’s employment terminates by reason of the Optionee’s disability (as determined by the Administrator), any portion of this Stock Option outstanding on such date shall become fully exercisable and may thereafter be exercised by the Optionee for a period of 12 months from the date of termination or until the Expiration Date, if earlier.

(c) Termination for Cause. If the Optionee’s employment terminates for Cause, any portion of this Stock Option outstanding on such date shall terminate immediately and be of no further force and effect. For purposes hereof, “Cause” shall mean, unless otherwise provided in an employment agreement between the Company and the Optionee, a determination by the Administrator that the Optionee shall be dismissed as a result of (i) any material breach by the Optionee of any agreement between the Optionee and the Company; (ii) the conviction of, indictment for or plea of nolo contendere by the Optionee to a felony or a crime involving moral turpitude; or (iii) any material misconduct or willful and deliberate non-performance (other than by reason of disability) by the Optionee of the Optionee’s duties to the Company.

(d) Other Termination. If the Optionee’s employment terminates for any reason other than the Optionee’s death, the Optionee’s disability, or Cause, and unless otherwise determined by the Administrator, any portion of this Stock Option outstanding on such date may be exercised, to the extent exercisable on the date of termination, for a period of three months from the date of termination or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of termination shall terminate immediately and be of no further force or effect.

The Administrator’s determination of the reason for termination of the Optionee’s employment shall be conclusive and binding on the Optionee and his or her representatives or legatees.

4. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

5. Transferability. This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.

6. Status of the Stock Option. This Stock Option is intended to qualify as an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), but the Company does not represent or warrant that this Stock Option qualifies as such. The Optionee should consult with his or her own tax advisors regarding the tax effects of this Stock Option and the requirements necessary to obtain favorable income tax treatment under Section 422 of the Code, including, but not limited to, holding period requirements. To the extent any portion of this Stock Option does not so qualify as an “incentive stock option,” such portion shall be deemed to be a non-qualified stock option. If the Optionee intends to dispose or does dispose (whether by sale, gift, transfer or otherwise) of any Option Shares within the one-year period beginning on the date after the transfer of such shares to him or her, or within the two-year period beginning on the day after the grant of this Stock Option, he or she will so notify the Company within 30 days after such disposition.

7. Tax Withholding. The Optionee shall, not later than the date as of which the exercise of this Stock Option becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. The Company shall have the authority to cause the minimum required tax withholding obligation to be satisfied, in whole or in part, by withholding from shares of Stock to be issued to the Optionee a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due.

8. No Obligation to Continue Employment. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Optionee in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment of the Optionee at any time.

9. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

AEGERION PHARMACEUTICALS, INC.

By:
	Title:	President, Principal Financial Officer and Treasurer

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned.

Dated:
Optionee’s Signature

Optionee’s name and address:

NON-QUALIFIED STOCK OPTION AGREEMENT

FOR COMPANY EMPLOYEES

UNDER THE AEGERION PHARMACEUTICALS, INC.

2010 STOCK OPTION AND INCENTIVE PLAN

Name of Optionee:

No. of Option Shares:

Option Exercise Price per Share:	$
[FMV on Grant Date]

Grant Date:

Expiration Date:

Pursuant to the Aegerion Pharmaceuticals, Inc. 2010 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Aegerion Pharmaceuticals, Inc. (the “Company”) hereby grants to the Optionee named above an option (the “Stock Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of shares of Common Stock, par value $0.001 per share (the “Stock”) of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan. This Stock Option is not intended to be an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended.

1. Exercisability Schedule. No portion of this Stock Option may be exercised until such portion shall have become exercisable. Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the exercisability schedule hereunder, this Stock Option shall be exercisable with respect to the following number of Option Shares on the dates indicated:

Incremental Number of Option Shares Exercisable	Exercisability Date

( %)

( %)

( %)

( %)

( %)

Once exercisable, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.

2. Manner of Exercise.

(a) The Optionee may exercise this Stock Option only in the following manner: from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written notice to the Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased.

Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator; (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; (iv) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; or (v) a combination of (i), (ii), (iii) and (iv) above. Payment instruments will be received subject to collection.

The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws, and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be purchased pursuant to the exercise of Stock Options under the Plan and any subsequent resale of the shares of Stock will be in compliance with applicable laws and regulations. In the event the Optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the Optionee upon the exercise of the Stock Option shall be net of the Shares attested to.

(b) The shares of Stock purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such issuance and with the requirements hereof and of the Plan. The determination of the Administrator as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock.

(c) The minimum number of shares with respect to which this Stock Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Stock Option is being exercised is the total number of shares subject to exercise under this Stock Option at the time.

(d) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.

3. Termination of Employment. If the Optionee’s employment by the Company or a Subsidiary (as defined in the Plan) is terminated, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below.

(a) Termination Due to Death. If the Optionee’s employment terminates by reason of the Optionee’s death, any portion of this Stock Option outstanding on such date shall become fully exercisable and may thereafter be exercised by the Optionee’s legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier.

(b) Termination Due to Disability. If the Optionee’s employment terminates by reason of the Optionee’s disability (as determined by the Administrator), any portion of this Stock Option outstanding on such date shall become fully exercisable and may thereafter be exercised by the Optionee for a period of 12 months from the date of termination or until the Expiration Date, if earlier.

(c) Termination for Cause. If the Optionee’s employment terminates for Cause, any portion of this Stock Option outstanding on such date shall terminate immediately and be of no further force and effect. For purposes hereof, “Cause” shall mean, unless otherwise provided in an employment agreement between the Company and the Optionee, a determination by the Administrator that the Optionee shall be dismissed as a result of (i) any material breach by the Optionee of any agreement between the Optionee and the Company; (ii) the conviction of, indictment for or plea of nolo contendere by the Optionee to a felony or a crime involving moral turpitude; or (iii) any material misconduct or willful and deliberate non-performance (other than by reason of disability) by the Optionee of the Optionee’s duties to the Company.

(d) Other Termination. If the Optionee’s employment terminates for any reason other than the Optionee’s death, the Optionee’s disability or Cause, and unless otherwise determined by the Administrator, any portion of this Stock Option outstanding on such date may be exercised, to the extent exercisable on the date of termination, for a period of three months from the date of termination or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of termination shall terminate immediately and be of no further force or effect.

The Administrator’s determination of the reason for termination of the Optionee’s employment shall be conclusive and binding on the Optionee and his or her representatives or legatees.

4. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

5. Transferability. This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.

6. Tax Withholding. The Optionee shall, not later than the date as of which the exercise of this Stock Option becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. The Company shall have the authority to cause the minimum required tax withholding obligation to be satisfied, in whole or in part, by withholding from shares of Stock to be issued to the Optionee a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due.

7. No Obligation to Continue Employment. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Optionee in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment of the Optionee at any time.

8. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

AEGERION PHARMACEUTICALS, INC.

By:
	Title:	President, Principal Financial Officer and Treasurer

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned.

Dated:
Optionee’s Signature

Optionee’s name and address:

NON-QUALIFIED STOCK OPTION AGREEMENT

FOR NON-EMPLOYEE DIRECTORS

UNDER THE AEGERION PHARMACEUTICALS, INC.

2010 STOCK OPTION AND INCENTIVE PLAN

Name of Optionee:

No. of Option Shares:

Option Exercise Price per Share:	$
[FMV on Grant Date]

Grant Date:

Expiration Date:
[No more than 10 years]

Pursuant to the Aegerion Pharmaceuticals, Inc. 2010 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Aegerion Pharmaceuticals, Inc. (the “Company”) hereby grants to the Optionee named above, who is a Director of the Company but is not an employee of the Company, an option (the “Stock Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of shares of Common Stock, par value $0.001 per share (the “Stock”), of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan. This Stock Option is not intended to be an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended.

1. Exercisability Schedule. No portion of this Stock Option may be exercised until such portion shall have become exercisable. Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the exercisability schedule hereunder, this Stock Option shall be exercisable with respect to the following number of Option Shares on the dates indicated:

Incremental Number of Option Shares Exercisable	Exercisability Date

( %)

( %)

( %)

( %)

( %)

In the event of the termination of the Optionee’s service as a director of the Company because of death, this Stock Option shall become immediately exercisable in full, whether or not exercisable at such time. Once exercisable, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.

2. Manner of Exercise.

(a) The Optionee may exercise this Stock Option only in the following manner: from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written notice to the Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased.

Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator; (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; (iv) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; or (v) a combination of (i), (ii), (iii) and (iv) above. Payment instruments will be received subject to collection.

The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws, and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be purchased pursuant to the exercise of Stock Options under the Plan and any subsequent resale of the shares of Stock will be in compliance with applicable laws and regulations. In the event the Optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the Optionee upon the exercise of the Stock Option shall be net of the Shares attested to.

(b) The shares of Stock purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan. The determination of the Administrator as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock.

(c) The minimum number of shares with respect to which this Stock Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Stock Option is being exercised is the total number of shares subject to exercise under this Stock Option at the time.

(d) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.

3. Termination as Director. If the Optionee ceases to be a Director of the Company, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below.

(a) Termination by Reason of Death. If the Optionee ceases to be a Director by reason of the Optionee’s death, any portion of this Stock Option outstanding on such date may be exercised by his or her legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier.

(b) Other Termination. If the Optionee ceases to be a Director for any reason other than the Optionee’s death, any portion of this Stock Option outstanding on such date, to the extent exercisable, may be exercised for a period of six months from the date of termination or until the Expiration Date, if earlier.

4. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

5. Transferability. This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.

6. No Obligation to Continue as a Director. Neither the Plan nor this Stock Option confers upon the Optionee any rights with respect to continuance as a Director.

7. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

8. Amendment. Pursuant to Section 18 of the Plan, the Administrator may at any time amend or cancel any outstanding portion of this Stock Option, but no such action may be taken that adversely affects the Optionee’s rights under this Agreement without the Optionee’s consent.

AEGERION PHARMACEUTICALS, INC.

By:
	Title:	President, Principal Financial Officer and Treasurer

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned.

Dated:
Optionee’s Signature

Optionee’s name and address:

NON-QUALIFIED STOCK OPTION AGREEMENT

FOR NON-EMPLOYEE CONSULTANTS

UNDER THE AEGERION PHARMACEUTICALS, INC.

2010 STOCK OPTION AND INCENTIVE PLAN

Name of Optionee:

No. of Option Shares:

Option Exercise Price per Share:	$
[FMV on Grant Date]

Grant Date:

Expiration Date:
[No more than 10 years]

Pursuant to the Aegerion Pharmaceuticals, Inc. 2010 Stock Option and Incentive Plan, as amended through the date hereof (the “Plan”), Aegerion Pharmaceuticals, Inc. (the “Company”) hereby grants to the Optionee named above, who is a consultant or other service provider to the Company but is not an employee of the Company, an option (the “Stock Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of shares of Common Stock, par value $0.001 per share (the “Stock”), of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan. This Stock Option is not intended to be an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended.

1. Exercisability Schedule. No portion of this Stock Option may be exercised until such portion shall have become exercisable. Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 1 of the Plan) to accelerate the exercisability schedule hereunder, this Stock Option shall be exercisable with respect to the following number of Option Shares on the dates indicated:

Incremental Number of Option Shares Exercisable	Exercisability Date

( %)

( %)

( %)

( %)

( %)

Once exercisable, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.

2. Manner of Exercise.

(a) The Optionee may exercise this Stock Option only in the following manner: from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written notice to the Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased.

Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator; (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; or (iv) a combination of (i), (ii) and (iii) above. Payment instruments will be received subject to collection.

The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon the Company’s receipt from the Optionee of full payment for the Option Shares, as set forth above and any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be purchased pursuant to the exercise of Stock Options under the Plan and any subsequent resale of the shares of Stock will be in compliance with applicable laws and regulations. In the event the Optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the Optionee upon the exercise of the Stock Option shall be net of the Shares attested to.

(b) The shares of Stock purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan. The determination of the Administrator as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock.

(c) The minimum number of shares with respect to which this Stock Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Stock Option is being exercised is the total number of shares subject to exercise under this Stock Option at the time.

(d) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.

3. Termination as Consultant or Service Provider. If the Optionee ceases to be a consultant or other service provider to the Company for any reason including death or disability, any portion of this Stock Option outstanding on such date may be exercised (to the extent exercisable on such date) for a period of three (3) months from the date of the cessation of the Optionee’s consulting or service relationship with Company or until the Expiration Date, if earlier.

4. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

5. Transferability. This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.

6. No Obligation to Continue as a Consultant or Service Provider. Neither the Plan nor this Stock Option confers upon the Optionee any rights with respect to continuance as a consultant or other service provider to the Company.

7. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

8. Amendment. Pursuant to Section 18 of the Plan, the Administrator may at any time amend or cancel any outstanding portion of this Stock Option, but no such action may be taken that adversely affects the Optionee’s rights under this Agreement without the Optionee’s consent.

AEGERION PHARMACEUTICALS, INC.

By:
	Name:	William H. Lewis
Title: President, Principal Financial Officer and Treasurer

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned.

Dated:
Optionee’s Signature

Optionee’s name and address:

RESTRICTED STOCK AWARD AGREEMENT

UNDER THE AEGERION PHARMACEUTICALS, INC.

2010 STOCK OPTION AND INCENTIVE PLAN

Name of Grantee:
No. of Shares:
Grant Date:

Pursuant to the Aegerion Pharmaceuticals, Inc. 2010 Stock Option and Incentive Plan (the “Plan”) as amended through the date hereof, Aegerion Pharmaceuticals, Inc. (the “Company”) hereby grants a Restricted Stock Award (an “Award”) to the Grantee named above. Upon acceptance of this Award, the Grantee shall receive the number of shares of Common Stock, par value $0.01 per share (the “Stock”) of the Company specified above, subject to the restrictions and conditions set forth herein and in the Plan. The Company acknowledges the receipt from the Grantee of consideration with respect to the par value of the Stock in the form of cash, past or future services rendered to the Company by the Grantee or such other form of consideration as is acceptable to the Administrator.

1. Acceptance of Award. The Grantee shall have no rights with respect to this Award unless he or she shall have accepted this Award by (i) signing and delivering to the Company a copy of this Award Agreement, and (ii) delivering to the Company a stock power endorsed in blank. Upon acceptance of this Award by the Grantee, the shares of Restricted Stock so accepted shall be issued and held by the Company’s transfer agent in book entry form, and the Grantee’s name shall be entered as the stockholder of record on the books of the Company. Thereupon, the Grantee shall have all the rights of a stockholder with respect to such shares, including voting and dividend rights, subject, however, to the restrictions and conditions specified in Paragraph 2 below.

2. Restrictions and Conditions.

(a) Any book entries for the shares of Restricted Stock granted herein shall bear an appropriate legend, as determined by the Administrator in its sole discretion, to the effect that such shares are subject to restrictions as set forth herein and in the Plan.

(b) Shares of Restricted Stock granted herein may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of by the Grantee prior to vesting.

(c) If the Grantee’s employment with the Company and its Subsidiaries is voluntarily or involuntarily terminated for any reason (including death) prior to vesting of shares of Restricted Stock granted herein, all shares of Restricted Stock shall immediately and automatically be forfeited and returned to the Company.

3. Vesting of Restricted Stock. The restrictions and conditions in Paragraph 2 of this Agreement shall lapse on the Vesting Date or Dates specified in the following schedule so long as the Grantee remains an employee of the Company or a Subsidiary on such Dates. If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 2 shall lapse only with respect to the number of shares of Restricted Stock specified as vested on such date.

Number of Shares Vested	Vesting Date

( %)
( %)
( %)
( %)
( %)

Subsequent to such Vesting Date or Dates, the shares of Stock on which all restrictions and conditions have lapsed shall no longer be deemed Restricted Stock. The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 3.

4. Dividends. Dividends on Shares of Restricted Stock shall be paid currently to the Grantee.

5. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

6. Transferability. This Agreement is personal to the Grantee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution.

7. Tax Withholding. The Grantee shall, not later than the date as of which the receipt of this Award becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. Except in the case where an election is made pursuant to Paragraph 8 below, the Company shall have the authority to cause the required minimum tax withholding obligation to be satisfied, in whole or in part, by withholding from shares of Stock to be issued or released by the transfer agent a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due.

8. Election Under Section 83(b). The Grantee and the Company hereby agree that the Grantee may, within 30 days following the acceptance of this Award as provided in Paragraph 1 hereof, file with the Internal Revenue Service and the Company an election under Section 83(b) of the Internal Revenue Code. In the event the Grantee makes such an election, he or she agrees to provide a copy of the election to the Company. The Grantee acknowledges that he or she is responsible for obtaining the advice of his or her tax advisors with regard to the Section 83(b) election and that he or she is relying solely on such advisors and not on any statements or representations of the Company or any of its agents with regard to such election.

9. No Obligation to Continue Employment. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment of the Grantee at any time.

10. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

AEGERION PHARMACEUTICALS, INC.

By:
	Title:	President, Principal Financial Officer and Treasurer

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned.

Dated:
Grantee’s Signature

Grantee’s name and address:

REVOCABLE PROXY

AEGERION PHARMACEUTICALS, INC.

ANNUAL MEETING OF STOCKHOLDERS

June 1, 2011

9:00 a.m. (EDT)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes William H. Lewis and Christine A. Pellizzari, or either one of them, attorneys and proxies, with power of substitution in each, to act for the undersigned with respect to all shares of Common Stock of Aegerion Pharmaceuticals, Inc. held of record by the undersigned on April 11, 2011, at the Annual Meeting of Stockholders to be held at the One Main Street, East Arcade Conference Center, Cambridge, MA 02142, on Wednesday, June 1, 2011, at 9:00 a.m. (EDT), or any adjournment or postponement thereof, for the following purposes:

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN ITEM 1 AND FOR ITEM 2, 4, AND 5, AND FOR THREE YEARS IN ITEM 3.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED

POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA

THE INTERNET OR BY TELEPHONE.

( Continued, and to be marked, dated and signed, on the other side)

                             FOLD AND DETACH HERE

AEGERION PHARMACEUTICALS, INC. — ANNUAL MEETING, JUNE 1, 2011

YOUR VOTE IS IMPORTANT!

Annual Meeting Materials are available on-line at:

http://www.rrdezproxy.com/2010/aegerion

You can vote in one of three ways:

1.

Call toll-free at 1-866-874-4876 on a touch-tone telephone and follow the simple recorded instructions. Your vote will be confirmed and cast as you directed. ( Toll-free telephone voting is available for residents of the U.S. and Canada only. If outside the U.S. or Canada, call 1-215-521-1349.)

or

2.	Via the Internet at https://www.proxyvotenow.com/aegr and follow the instructions.

or

3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

6913

z			REVOCABLE PROXY AEGERION PHARMACEUTICALS, INC.		{
	X	PLEASE MARK VOTES AS IN THIS EXAMPLE		Annual Meeting of Stockholders
JUNE 1, 2011

		For	Withhold	For All Except				For	Against	Abstain
	1. Election of two Class I Directors:	☐	☐	☐		2. To approve, in an advisory (non-binding) vote, Aegerion Pharmaceuticals, Inc.’s executive compensation as disclosed in the accompanying proxy statement.		☐	☐	☐
	(1) Sol J. Barer, Ph.D. (2) Antonio Gotto Jr., M.D., D. Phil				The Board of Directors recommends a vote “FOR” the proposal.
INSTRUCTION: To withhold authority to vote for any nominee(s), mark “For All Except” and write that nominee(s’) name(s) or number(s) in the space provided below.					3.	To approve an advisory (non-binding) proposal to determine whether the stockholder vote to approve executive compensation (Item 2 above) should occur every one, two or three years.	One Year	Two Years	Three Years	Abstain
							☐	☐	☐	☐
The Board of Directors recommends a vote for three years.
The Board of Directors recommends a vote “FOR” the nominees.								For	Against	Abstain
					4.	To ratify the appointment of Ernst & Young LLP as Aegerion Pharmaceuticals, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2011.		☐	☐	☐
The Board of Directors recommends a vote “FOR” the Proposal.
								For	Against	Abstain
					5.	To ratify Aegerion Pharmaceutical, Inc.’s 2010 Stock Option and Incentive Plan.		☐	☐	☐
Board of Directors recommends a vote “FOR” the proposal.
					6.	To transact such other business as may properly come before the meeting or any adjournment thereof.
					Please check this box if you plan to attend the Annual Meeting of Shareholders					☐
					Mark here for address change and note change					☐

	Please be sure to date and sign this proxy card in the box below.	Date

	Sign above	Co-holder (if any) sign above				Please sign your name exactly as it appears on the stock certificate. All of several joint owners should sign. Fiduciaries should give full title.

x	IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW									x

FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL

                                  ¿                                                                                                                                           ¿

PROXY VOTING INSTRUCTIONS

Stockholders of record have three ways to vote:

1.	By Mail; or
2.

By Telephone (using a Touch-Tone Phone) Vote By Telephone — Please call toll-free at 1-866-874-4876 on a touch-tone telephone and follow the simple recorded instructions. Your vote will be confirmed and cast as you directed. (Toll-free telephone voting is available for residents of the U.S. and Canada only. If outside the U.S. or Canada, call 1-215-521-1349.); or

3.	By Internet.

A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3 a.m., June 1, 2011. It is not necessary to return this proxy if you vote by telephone or Internet.

Vote by Telephone

Call toll-free at 1-866-874-4876 on a touch-tone telephone

and follow the simple recorded instructions. Your vote will be confirmed and cast as you directed. (Toll-free telephone voting is available for residents of the U.S. and Canada only.

If outside the U.S. or Canada, call 1-215-521-1349.)

anytime prior to 3 a.m., June 1, 2011:

1-866-874-4876 (US & Canada)

1-215-521-1349 (Outside US & Canada)

Vote by Internet anytime prior to 3 a.m., June 1, 2011 go to https://www.proxyvotenow.com/aegr

Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted.

ON-LINE ANNUAL MEETING MATERIALS:	http://www.rrdezproxy.com/2010/aegerion

Your vote is important!